Exhibit 10.25

STANDARD FORM OF OFFICE LEASE

The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 27th day of October in the year 2014 between PARAMOUNT LEASEHOLD, L.P., a New York limited partnership having an office at 1501 Broadway, 19th floor, New York, New York 10036, party of the first part, hereinafter referred to as OWNER, and TREMOR VIDEO, INC., a Delaware corporation, having an office at 53 West 23rd Street, 12th Floor, New York, New York 10010, prior to the Commencement Date, and 1501 Broadway, 8th Floor, New York, New York 10036, following the Commencement Date, party of the second part, hereinafter referred to as TENANT,

Witnesseth:       Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire eighth (8th) floor in the building known as 1501 Broadway in the Borough of Manhattan, City of New York, as shown on Exhibit A attached hereto, for the term and rental set forth in the rider annexed hereto (or until such term shall sooner cease and expire as hereinafter provided) at the annual rental rate set forth herein which Tenant agrees to pay in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the tenth day of each month during said term, at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever, except as otherwise expressly provided in this Lease, and except that Tenant shall pay the first monthly installment(s) on the execution hereof.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:       1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy:       2. Tenant shall use and occupy the demised premises for general, executive and administrative purposes, as set forth in Article 44 and for no other purpose.

Tenant Alterations:       3. Tenant shall make no changes in or to the demised premises of any nature without Owner’s prior written consent, except in accordance with the provisions of this Article and Article 41 of the Rider. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner, and Tenant agrees to carry, and will cause Tenant’s contractors and sub-contractors to carry, such worker’s compensation, commercial general liability, personal and property damage insurance as Owner then requires in accordance with its Alteration rules and regulations then in effect in the Building. If any mechanic’s lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant, at Tenant’s expense, within thirty days thereafter after notice of filing thereof, by payment or filing a bond as permitted by law. Subject to the provisions of Article 41, all fixtures and all paneling, partitions, railings and like installations, installed in the demised premises at any time, either by Tenant or by Owner on Tenant’s behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises, except as otherwise provided herein. Nothing in this article shall be construed to give Owner title to, or to prevent Tenant’s removal of, trade fixtures, moveable office furniture and equipment, but upon removal of same from the demised premises or upon removal, of other installations as may be required by Owner, Tenant shall immediately, and at its expense, repair and restore the affected area of the demised premises to the condition existing prior to any such installations, and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the demised premises after Tenant’s removal shall be deemed abandoned and may, at the election of Owner, either be

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retained as Owner’s property or may be removed from the demised premises by Owner, at Tenant’s expense. SEE ARTICLE 41.

Maintenance and Repairs:       4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by, or resulting from the negligence or willful misconduct of Tenant, Tenant’s subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for, or supplied to, Tenant or any subtenant, or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant, except to the extent caused by the negligence or willful misconduct of Owner, its agents, contractors, employees or invitees. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant’s fixtures, furniture and equipment. Tenant shall promptly make, at Tenant’s expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, either selected from a list of at least two contractors per trade submitted by Owner or chosen by Tenant and otherwise reasonably approved by Owner within the time period and using the standards contained in Article 41 A(2) which provisions shall also apply to contractors selected by Tenant to make repairs. Any other repairs in or to the building or the facilities and systems thereof, for which Tenant is responsible, shall be performed by Owner at the Tenant’s expense, provided the charges are commercially reasonable. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of the demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises and the building’s passenger and freight elevator systems serving the demised premises and the windows in good repair and leak free, all at Owner’s sole cost and expense, except as provided in the second sentence of this Article 4. Tenant agrees to give prompt notice of any defective condition in the demised premises for which Owner may be responsible hereunder. Except as otherwise expressly set forth in this Lease, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises, or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that, except as otherwise expressly set forth in this Lease, Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that, except as otherwise expressly set forth in this Lease, Tenant’s sole remedy at law in such instance will be by way of an action for damages for breach of contract The provisions of this Article 4 shall not apply in the case of fire or other casualty, which are dealt with in Article 9 hereof. Owner agrees that it shall use commercially reasonable effort to minimize interference with Tenant’s use of the demised premises and operation of Tenant’s business therein by reason of any repairs, alterations, additions or improvements caused by work performed by Owner (but Owner shall have no obligation to employ labor at overtime or premium rates in connection therewith.)

Window Cleaning:       5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law, or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:       6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant’s sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body (collectively, “Legal Requirements”) which shall impose any violation, order or duty upon Owner or

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Tenant with respect to the demised premises, arising out of Tenant’s particular manner of use thereof, (including Tenant’s permitted use) or, with respect to the building if arising out of Tenant’s particular manner of use (as distinguished from general office use) of the demised premises or the building. Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its particular manner of use of the demised premises (as distinguished from general office use), violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner’s satisfaction against the amount by which all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney’s fees, exceeds the Security Deposit then being held by Owner, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense, or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or knowingly permit any act or thing to be done by a party hired, controlled or invited into the demised premises (including any Affiliates and Desk Space Users) by Tenant in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part. Tenant shall not keep anything in the demised premises, except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the demised premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant’s occupancy, Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant’s failure to comply with the provisions of this article, and if by reason of such failure the fire insurance rate shall, at the beginning of this lease, or at any time thereafter, be higher than it otherwise would be, then, Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or “make-up” of rate for the building or the demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines (other than typical office equipment) and mechanical equipment. All business machines (other than typical office equipment) and mechanical equipment shall be placed and maintained by Tenant, at Tenant’s expense, in settings sufficient, in Owner’s judgment, to absorb and prevent vibration, noise and annoyance. [Violation status being confirmed.]

Subordination:       7. SEE ARTICLE 54.

Property Loss, Damage Reimbursement Indemnity:       8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by, or due to, the negligence or willful misconduct of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building, or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up as a result of any repairs, renovations or alterations to the Building, or if deemed necessary by Owner to prevent damage or injury to any portion of the interior or exterior of the Building or to the general public, or if required by law (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to, Owner’s own acts, Owner shall not be liable for any damage Tenant may sustain thereby, and

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Tenant shall not be entitled to any compensation therefore, nor abatement or diminution of rent, nor shall the same release Tenant from its obligations hereunder, nor constitute an eviction. Tenant’s liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner (other than by Tenant) by reason of any claim for which Tenant has agreed to indemnify Owner under this Lease, Tenant, upon written notice from Owner, will, at Tenant’s expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:       9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner, and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by, and at the expense of, Owner, and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty, according to the part of the demised premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable or inaccessible by fire or other casualty, then the rent and other items of additional rent, as hereinafter expressly provided, shall be proportionately paid up to the time of the casualty, and thenceforth shall cease until the date when the demised premises shall have been repaired and restored by Owner (or if sooner reoccupied in part by the Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner’s right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant (provided that it has simultaneously terminated leases representing at least seventy five percent (75%) of the rentable office square footage of the building), given within ninety (90) days after such fire or casualty, or thirty (30) days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than sixty (60) days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease, and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice however, to Landlord’s rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date, and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner or Tenant shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to reasonable delays due to adjustment of insurance claims, labor troubles and causes beyond Owner’s control. After any such casualty, Tenant shall cooperate with Owner’s restoration by removing from the demised premises as promptly as reasonably possible, all of Tenant’s salvageable inventory and movable equipment, furniture, and other property. Tenant’s liability for rent shall resume five (5) days after written notice from Owner that the demised premises are substantially ready for Tenant’s occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding anything to the contrary contained in this Article 9, if the demised premises and/or the Building shall be damaged by fire or other casualty in the manner and to the extent set forth in this Section, and Owner elects to repair and restore the demised premises and/or the Building, Owner shall, within sixty (60) days after such damage or destruction, provide Tenant with a written notice of the estimated date on which the restoration of the demised premises and access thereto shall be substantially completed. If such estimated date is more than twelve (12) months after the date of such damage or destruction, Tenant may terminate this Lease by notice to Owner, which notice shall be given within thirty (30) days after the date Owner provides the notice required by the preceding sentence (with time being of the essence with respect to the giving of such notice by Tenant), and such termination shall be effective thirty (30) days after the receipt by Owner of Tenant’s notice with the same force and effect as if such date were the date specified herein as the Expiration Date (as such term is defined in this Lease), and the Fixed Rent and Additional Rent (as such terms are defined in this Lease) thereunder shall be abated from and after the

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date following the casualty and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice, however, to Owner’s rights and remedies against Tenant under the Lease provisions in effect prior to such termination. Failure by Tenant to provide such notice within such thirty (30) day period shall be deemed an election by Tenant not to terminate this Lease. If Tenant elects not to terminate this Lease or is deemed to have so elected not to terminate this Lease, then the Fixed Rent and Additional Rent thereunder shall be abated (and payments thereof shall resume) as provided in subsection (c) of this Article, and if Owner has not substantially completed the required repairs and restored the demised premises on or before the date (the “Restoration Deadline”) which shall be the later of (i) the date which is twelve (12) months after the date of such damage or destruction, subject to extension on account of Force Majeure Events, or (ii) the date originally estimated by Owner as herein above set forth, then Tenant shall have the further right to terminate this Lease upon written notice to Owner, which notice shall be given within thirty (30) days after the Restoration Deadline (with time being of the essence with respect to the giving of such notice by Tenant), and such election shall be effective upon the expiration of thirty (30) days after the date of such notice. In the event the demised premises are materially damaged within the last eighteen (18) months of the term of this Lease (in determining if the casualty occurred within the last eighteen months of the Lease term, the parties shall give effect to the renewal term if Tenant exercised its option to renew the term of this Lease prior to the occurrence of the casualty), Tenant may terminate this Lease upon giving written notice to Owner within thirty (30) days after receiving notice of the casualty (with time being of the essence with respect to the giving of such notice by Tenant), and upon giving such notice, the term of this Lease shall expire and this Lease shall terminate as above provided. Notwithstanding anything contained to the contrary in subdivisions (a) through (e) hereof, including Owner’s obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible, and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other, or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors’ insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. Owner and Tenant agree to request that their respective insurance policies include the aforesaid clause so long as the same is obtainable without extra cost or if extra cost is charged, so long as the party for whose benefit the clause is obtained shall pay the extra cost. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant’s furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant, and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:       10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi-public use or purpose, then, and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding, and Tenant shall have no claim for the value of any unexpired term of said lease, and assigns to Owner, Tenant’s entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant’s moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term, and provided further such claim does not reduce Owner’s award.

Assignment, Mortgage, Etc.:       11. Subject to the provisions of Article 55, Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it

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shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of owner in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting. SEE ARTICLE 55

Electric Current:       SEE ARTICLE 38

Access to Premises:       13. Owner or Owner’s agents shall have the right (but shall not be obligated) to enter the demised premises upon prior reasonable notice (which may be written or oral) and at reasonable times (except that in an emergency, same may be at any time and without notice), to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes, ducts, and conduits in and through the demised premises and to erect new pipes, ducts, and conduits therein, provided they are concealed within the walls, floor, or ceiling where practicable, or otherwise “box in” such ducts, pipes or conduits adjacent to columns, walls, floors or ceilings, provided that the space taken by Landlord pursuant to the exercise of this right shall not reduce the cubic area of the demised premises by more than a de minimus amount. Owner shall repair any damage to the demised premises or Tenant’s property which results from such work. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction, nor shall Tenant be entitled to any abatement of rent while such work is in progress, nor to any damages by reason of loss or interruption of business or otherwise. Owner agrees to use commercially reasonable efforts to minimize interference with Tenant’s use of the demised premises in the exercise of its rights under this Article, provided, however, that Owner shall not be obligated to perform work on an overtime or other premium basis. Throughout the term hereof, Owner shall have the right to enter the demised premises at reasonable hours upon reasonable prior notice (which may be written or oral) for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last twelve months of the term, for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises in the case of an emergency or Tenant otherwise wrongfully refuses to permit Owner access after same has been requested, Owner or Owner’s agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant’s property, such entry shall not render Owner or its agents liable therefore, nor in any event shall the obligations of Tenant hereunder be affected.

Vault, Vault Space, Area:       14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building, is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or requited by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:       15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the demised

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premises and accepts them as is, subject to the riders annexed hereto with respect to Owner’s work, if any, and except as otherwise set forth in this Lease. Except as otherwise set forth herein, Owner makes no representation as to the condition of the demised premises.

Bankruptcy:       16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant (or a guarantor of any of Tenant’s obligations under this lease) as the debtor, or (2) the making by Tenant (or a guarantor of any of Tenant’s obligations under this lease) of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter he entitled to possession of the premises demised but shall forthwith quit and surrender the demised premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the patty then owning Tenant’s interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages, an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination, and the fair and reasonable rental value of the demised premises for the period for which such installment was payable, shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such demised premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the demised premises so re-let during the tens of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages, by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than, the amount of the difference referred to above.

Default: 17. (1) If (x)Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if any execution or attachment shall be issued against Tenant or any of Tenant’s property, whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under §365 of Title II of the U.S. Code (Bankruptcy Code); or if Tenant shall have failed, after ten (10) Business Days written notice, to redeposit with Owner any portion of the security deposit hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder; or if Tenant shall be in default with respect to any other lease between Owner and Tenant; then, in any one or more of such events, upon Owner serving a written thirty (30) days’ notice upon Tenant specifying the nature of said default, and upon the expiration of said thirty (30) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said thirty (30) day period, and if Tenant shall not have diligently commenced curing such default within such thirty (30) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, or (y) Tenant defaults in the payment of Fixed Rent or Additional Rent, then upon Owner serving a written five (5) Business Day’ notice upon Tenant specifying the nature of the default, and upon the expiration of said five (5) Business Days, if Tenant shall have failed to remedy such default, then, in either event, Owner may serve a written five (5) days’ notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely

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as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Owner, but Tenant shall remain liable as hereinafter provided. Tenant’s failure to pay rent or additional rent, or to perform any other covenant of this lease, which failure continues after the expiration of applicable notice and cure periods, if any, shall be deemed an “Event of Default”.

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid, Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of the demised premises, and remove their effects and hold the demised premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

Remedies of Owner and Waiver of Redemption:       18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such reentry, dispossess and/or expiration, (b) Owner may re-let the demised premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner’s option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease, and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay to Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant’s covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the demised premises, or any part or parts thereof, shall not release or affect Tenant’s liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys’ fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental, may, at Owner’s option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner’s sole judgment, considers advisable and necessary for the propose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of the demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses:       19. If Tenant shall default in the observance or performance of any term or covenant on Tenant’s part to be observed or performed under, or by virtue of, any of the terms or provisions in any article of this lease, after notice, if required, and upon expiration of any applicable grace period, if any (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately, or at any time thereafter and without notice, perform the obligation of Tenant thereunder. If Owner, in connection with the

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foregoing, or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys’ fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid, or obligations incurred, with interest and costs. The foregoing expenses incurred by reason of Tenant’s default shall be deemed to be additional rent hereunder, and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefore. If Tenant’s lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages. In no event shall either Owner or Tenant be liable to the other under this Lease for consequential or punitive damages.

Building Alterations and Management:     20. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor, to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building, and to change the name, number or designation by which the building may be known, provided, however, that none of the foregoing may materially adversely affect the means of access to the demised premises. Subject to the provisions of this Lease, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner’s imposition of such controls of the manner of access to the building by Tenant’s social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations Owner:     21. Neither Owner nor Owner’s agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise, except as expressly set forth in the provisions of this lease. SEE ARTICLE 51

End of Term:     22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises “broom-clean”, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its personal property and any Specialty Alterations which it is obligated to remove pursuant to this Lease. Tenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof falls on Sunday, this lease shall expire at noon on the preceding Saturday, unless it be a legal holiday, in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:     23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant’s part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof, and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:     24. Except as otherwise set forth in this Lease, if Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof because of the holding-over or retention of possession of any tenant, under-tenant or occupants, or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the demised premises ready for occupancy, or because of the fact that a certificate of occupancy has not been procured, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to

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extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner’s inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into possession of the demises premises, or to occupy premises other than the demised premises, prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:      25. The failure of Owner or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The payment by Tenant or receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach, and no provision of this lease shall be deemed to have been waived by the non-breaching party unless such waiver be in writing signed by the non-breaching party. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner’s right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner’s agents during the term hereby demised shall be deemed an acceptance of a surrender of the demised premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner’s agent shall have any power to accept the keys of said premises prior to the termination of the lease, and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the demised premises.

Waiver of Trial by Jury: 26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of, or in any way connected with, this lease, the relationship of Owner and Tenant, Tenant’s use of, or occupancy of, the demised premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession, including a summary proceeding for possession of the demised premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, including a counterclaim under Article 4, except for statutory mandatory counterclaims.

Inability to Perform:      27. Except as otherwise expressly provided in this Lease, this lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease, or to supply, or is delayed in supplying, any service expressly or impliedly to be supplied, or is unable to make, or is delayed in making, any repair, additions, alterations, or decorations, or is unable to supply, or is delayed in supplying, any equipment, fixtures, or other materials, if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions, or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices:      SEE ARTICLE 68

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Services Provided by Owner:      SEE ARTICLE 72

Captions:      30. The Captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:      31. The term “office” or “offices”, wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes, or for manufacturing. The term “Owner” means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession for the time being, of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales or conveyance, assignment or transfer of said land and building, or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be, and hereby is, entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser, grantee, assignee or transferee or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words “re-enter” and “re-entry” as used in this lease are not restricted to their technical legal meaning. The tens “business days” as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract, or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring:      32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 33. Tenant and Tenant’s servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations attached hereto and such other and further reasonable Rules and Regulations as Owner and Owner’s agents may from time to time adopt. Notice of any additional Rules or Regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rules or Regulations hereafter made or adopted by Owner or Owner’s agents, the parties hereto agree to submit the question of the reasonableness of such Rules or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rules or Regulations upon Tenant’s part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within sixty (60) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, except that Owner shall enforce the Rules and Regulations against other tenants if their failure to comply with the Rules and Regulations would prevent Tenant from using the demised premises for the purposes permitted herein, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Notwithstanding the foregoing, Landlord agrees that it shall not enforce the Rules and Regulations against Tenant in a discriminatory manner, and in the event that any of the Rules and Regulations are inconsistent with the terms of this Lease, the terms of this Lease shall prevail.

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Security: 34. Tenant has deposited with Owner a letter of credit in the sum of $[*****], with respect to the Initial Premises, (the “Initial Security Deposit”) as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease. On or before the Additional Premises Commencement Date, Tenant shall provide Owner with an additional security deposit in the sum of $[*****] (the “Additional Security Deposit”; the Initial Security Deposit and the Additional Security Deposit are collectively referred to herein as the “Security Deposit”), it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, and such default continues after notice and the expiration of any applicable cure period, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend or may be required to expend by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the case of every such use, application or retention, Tenant shall, within ten (10) Business Days after demand, pay to Owner the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant within forty-five (45) days after the date fixed as the end of the lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building, or leasing of the building, of which the demised premises form a part, Owner shall transfer the security to the vendee or lessee, and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. SEE ARTICLE 42

Estoppel Certificate:      SEE ARTICLE 48

Successors and Assigns: 36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors and except as otherwise provided in this lease, assigns.  SEE ARTICLE 52

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In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

PARAMOUNT LEASEHOLD, L.P

By: Paramount Leasehold Management Corp.

By:	/s/ Stanley Garber
	Name:	Stanley Garber
	Title:	Vice President

TREMOR VIDEO, INC.

By:	/s/ Todd Sloan
	Name:	Todd Sloan
	Title:	CFO

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ACKNOWLEDGEMENT

STATE OF NEW YORK,

SS.:

COUNTY OF NEW YORK

On the 23rd day of October in the year 2014 before me, the undersigned, a Notary Public in and for said State, personally appeared Todd Sloan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Scott I. Schneider
NOTARY PUBLIC:

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RULES AND REGULATIONS

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 33.

1 The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for any purpose other than for ingress or egress from the demised premises, and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and safeguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant’s expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant, whether or not caused by the Tenant, or its clerks, agents, employees or visitors.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building and Tenant shall not sweep or throw, or permit to be swept or thrown, from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4.  No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5.  Except as otherwise permitted herein, no sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the demised premises or the building, or on the inside of the demised premise if the same is visible from the outside of the demised premises, without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the demised premises. In the event of the violation of the foregoing by Tenant, Owner may remove same without any liability, and may charge the expense insured by such removal to Tenant. Interior signs on door and directory tablet shall be inscribed, painted or affixed for Tenant by Owner at the expense of Tenant, and shall be of a size, color and style acceptable to Owner.

6.  Tenant shall not mark, paint, drill into, or in any way deface, any part of the demised premises or the building of which they form apart. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder’s deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7.  No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or mechanism thereof. Tenant must, upon the termination of its tenancy,

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restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Owner the cost thereof.

8.  Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the demised premises only on the freight elevators and through the service entrances and corridors or as otherwise permitted herein, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease, of which these Rules and Regulations are a part.

9.  Canvassing, soliciting and peddling in the building is prohibited and Tenant shall cooperate to prevent the same.

10.  Subject to the provisions of Articles 79 and 80, Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom it requests such pass, and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11.  Owner shall have the right to prohibit any advertising by Tenant which, in Owner’s opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12.  Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in, or emanate from, the demised premises.

13.  If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by Owner with respect to such services. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun’s rays fall directly on the windows of the demised premises.

14.  Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner’s prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto, and shall be done during such hours as Owner may designate.

15.  Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations, of all state, federal, municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner’s option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner’s sole discretion, such items as Owner may expressly designate. (2) Owner’s Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant’s removal, and

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to require Tenant to arrange for such collection at Tenant’s sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant’s failure to comply with the provisions of this Building Rule 15, and, at Tenant’s sole cost and expense, shall indemnity, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

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Address

Premises

TO

STANDARD FORM OF

Office Lease

The Real Estate Board of New York, Inc.
copyright 2004. All rights Reserved.
Reproduction in whole or in part
prohibited.

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Entered by

Approved by

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ADDITIONAL CLAUSES ATTACHED TO AND FORMING PART OF LEASE DATED AS OF OCTOBER     , 2014 BETWEEN PARAMOUNT LEASEHOLD, L.P., AS LANDLORD, AND TREMOR VIDEO, INC., AS TENANT.

Wherever the terms, covenants and conditions contained in the printed portion of this Lease shall be in conflict with any of the terms, covenants and conditions in the Additional Articles 37 - 78 (the “Additional Articles”) that follow, the Additional Articles shall prevail.

The following capitalized terms shall have the meanings hereinafter set forth as used in these Additional Articles:

The term “Lease” shall refer to this Agreement of Lease, sometimes referred to in Articles 1 through 36 of this Lease by the non-capitalized term “lease”.

The term “Landlord” shall mean Paramount Leasehold, L.P., a New York limited partnership, sometimes referred to herein as “Owner” in this Lease.

The term “Demised Premises” shall mean the entire eighth (8th) floor (the “Demised Premises”) in the Building, sometimes referred to in Articles 1 through 36 of this Lease as the “demised premises”, consisting of the Initial Premises, shown as the single-hatched area on Exhibit A (the “Initial Premises”), and the Additional Premises, shown as the cross-hatched area on Exhibit A (the “Additional Premises”). The Initial Premises and Additional Premises are collectively referred to as the “Demised Premises”.

The term “Building” shall mean the building known as 1501 Broadway in the Borough of Manhattan, City of New York, State of New York sometimes referred to in Articles 1 through 36 of the Lease as the “building”.

The term “Rules and Regulations” shall mean rules and regulations 1 through 15 attached to and made a part of the Lease in accordance with Article 33.

The term “Tenant’s Proportionate Share” shall mean [*****]% with respect to the Initial Premises, and after the Additional Space Commencement Date shall mean [*****]%.

37.                               TERM AND RENT:

A.            The term of this Lease shall commence as of the earlier of (i) the date Landlord delivers vacant possession of the Initial Premises to Tenant with items 1-7, 9-13 and 15 on the Work Letter (“Landlord’s Commencement Work”) annexed as Exhibit B substantially complete, or (ii) in the event there are any delays in the performance of Landlord’s Commencement Work as a result of any Tenant Delay (as defined in Paragraph K), as opposed to any other reasons, the date on which Landlord’s Commencement Work would have been substantially complete, but for such Tenant Delay (the earlier of (i) or (ii), as applicable, being referred to as the “Commencement Date”), and shall expire on the last day of the calendar month in which the tenth (10th) anniversary of the Commencement Date occurs (or until such term shall sooner cease and expire or be terminated as hereinafter provided) (the “Expiration Date”).  The parties shall enter into a written agreement confirming the Commencement Date, Rent Commencement Date (as hereinafter defined) and the Expiration Date, but their failure to do so shall not delay or invalidate the occurrence of such dates.  For purposes of this Lease, Landlord’s Commencement Work shall be deemed to be “substantially complete” when such work has been completed, except for non-material items, or so-called “punch list” items, the absence of which do not affect the use or occupancy of the Demised Premises (other than to a de minimis extent) or affect or impair Tenant’s ability to perform its Initial Improvements (as defined herein).  Landlord shall provide Tenant with no

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less than five (5) days advance notice of the substantial completion of Landlord’s Commencement Work, and the parties shall perform a joint walk-through to identify any incomplete items of Landlord’s Commencement Work.  The parties shall promptly thereafter prepare a punch list and Landlord shall use reasonable efforts to complete any such “punch-list” items within thirty (30) days after the Commencement Date.  Landlord shall use reasonable efforts to cause Landlord’s Commencement Work to be substantially completed by December 1, 2014, but shall not be obligated to cause such work to be performed on an overtime or other premium basis.

B.            The basic annual rent (the “Fixed Rent”) for the term of this Lease with respect to the Initial Premises is as follows, and shall be payable on the first day of each month in advance in equal monthly installments:

PERIOD	ANNUAL FIXED RENT		MONTHLY RENT
Lease Years 1-5	$	[*****]	$	[*****]
Lease Years 6-10	$	[*****]	$	[*****]

C.            Effective as of the Additional Premises Commencement Date (as defined in Article 73), the Fixed Rent shall be increased to reflect the addition of the Additional Premises, and the parties shall enter into a written agreement confirming the increased Fixed Rent.

D.            The term “Lease Year” shall refer to each twelve (12) month period during the portion of the Lease term beginning on the Commencement Date.  Lease Year 1 shall be the twelve (12) month period beginning on the Commencement Date and ending on the day immediately preceding the first anniversary of the Commencement Date.  Each succeeding Lease Year after Lease Year 1 shall run for the succeeding twelve month period from the expiration of the preceding Lease Year, and shall be consecutively numbered (i.e., the second Lease Year is referred to as Lease Year 2, the third Lease Year is referred to as Lease Year 3, and so forth.).

E.            Notwithstanding the foregoing, provided no Event of Default shall have occurred and be continuing, Tenant shall not be required to pay Fixed Rent for the Initial Premises from the Commencement Date and continuing for the twelve (12) calendar months of the term of the Lease (the “Free Rent Period”); the day immediately following the expiration of the Free Rent Period is referred to herein as the “Rent Commencement Date”); provided, however, that during such abatement period, Tenant shall pay all other amounts due under this Lease, including, but not limited to, any charges for utility services and electric current supplied to the Demised Premises from the Commencement Date. In addition, escalations based on increases in Taxes and payments in lieu of operating expenses shall be payable in accordance with the provisions of Articles 39 and 40, respectively.  Upon the occurrence and during the continuance of an Event of Default beyond the expiration of applicable cure periods, the abatement of Fixed Rent provided for in this Paragraph E shall be tolled and the Fixed Rent at the rates set forth in this Lease shall be payable during the period in which Tenant would otherwise be entitled to the use of the Premises free of Fixed Rent until the date such Event of Default has been cured, at which point the unused portion of such abatement of Fixed Rent shall be reinstated.  Any such Rent payment shall be paid within thirty (30) days after demand therefor and shall constitute Additional Rent under this Lease.  If Landlord does not substantially complete (i) items 1-5, 7, 9-13 and 15 of Landlord’s Commencement Work on or before December 15, 2014, and (ii) item 6 of Landlord’s Commencement Work on or before January 7, 2015, both of which dates shall be extended on a day-for-day basis for any period of a Force Majeure Event (as defined in Article 66) or Tenant Delay, then for each such day that the Commencement Date (as so extended by the occurrence of a Force Majeure Event or Tenant Delay)

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has not occurred, the Free Rent Period shall be extended on a day-for-day basis for the first thirty (30) days of such delay, and thereafter by two (2) days for each day of such delay.

F.             Landlord may perform the work noted in items 8 and 14 on the annexed Work Letter during the Free Rent Period (the “Post-Commencement Work”).  If Landlord’s performance of its Post-Commencement Work causes a Delay (as hereinafter defined) in Tenant’s construction of its Initial Improvements in the Demised Premises, and provided that such Delay shall not have been caused by (x) a Force Majeure Event, or (y) any Tenant Delay, then the Free Rent Period shall be extended on a day-for-day basis for each day that Tenant is Delayed in the construction of its Initial Improvements.  As used in this subparagraph, “Delay” shall mean that Tenant’s Contractors (i) have been materially deprived of access to the Demised Premises for the purpose of performing the Initial Improvements, or (ii) are delayed (other than to a de minimus extent) or prevented from performing their scheduled work in any portion of the Demised Premises as a result of the performance of Landlord’s Post-Commencement Work.  The mere fact that both parties may be performing work in the Demised Premises at the same time during the Free Rent Period shall not, in and of itself, constitute a Delay or a Tenant Delay.  The parties shall use commercially reasonable efforts to coordinate their work and keep the other apprised of their respective work schedules during this period and each party shall perform their Alterations in such a manner so as not to interfere with or delay the other’s performance of their Alterations.  Landlord shall give Tenant written notice of any act or omission on the part of the Tenant (or Tenant’s contractors or agents) which will prevent Landlord from completing its Post-Commencement Work during the Free Rent Period, and Tenant shall have two (2) Business Days thereafter to address such act or omission before it shall constitute a basis to claim that such act or omission prevented Landlord from completing the Post-Commencement Work during the Free Rent Period.  Tenant shall give Landlord written notice if Landlord’s performance of the Post-Commencement Work will result in a Delay to Tenant, and Landlord shall have two (2) Business Days thereafter to address the manner in which its performance of the Post-Commencement Work is causing a Delay before it shall constitute a basis to claim that Tenant has suffered a Delay.

G.            If Landlord fails to substantially complete the Post-Commencement Work by the date which is ninety (90) days after the Commencement Date, which date shall be extended on a day-for-day basis for any period of a Force Majeure Event or Tenant Delay, then for each day that Landlord’s Post-Commencement Work has not been completed, the Free Rent Period shall be extended on a day-for-day basis for the first thirty (30) days of such delay, and thereafter by two (2) days for each day of such delay.

H.            If the Commencement Date or Additional Premises Commencement Date occurs on other than the first day of a calendar month, the Fixed Rent for such calendar month shall be pro-rated and the balance of the first month’s rent paid on Lease execution shall be credited against the next monthly installment of Fixed Rent.  If the term expires on any date other than the last day of a calendar month (except if the term terminates by reason of Tenant’s default hereunder), the Fixed Rent for such calendar month shall be pro-rated.

I.             If at any time or times during the term, the Fixed Rent, additional rent or other charges payable by Tenant hereunder shall not be fully collectible for reason of any order or regulation, or direction of a public officer or body pursuant to law (including, without limitation, rent control or stabilization laws), then for the period prescribed by such laws, ordinances, regulations or directions, Tenant shall pay to Landlord the maximum amounts permitted pursuant thereto.  Upon the expiration of the applicable period of time during which such amounts shall be uncollectible, Tenant shall pay to Landlord as additional rent, within thirty (30) days after demand, all such uncollected amounts that would have been payable for the period absent such legal restrictions; provided, however, that the retroactive collection thereof shall then be lawful.

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J.             Except as may otherwise be specified in this Lease, Tenant shall pay or cause to be paid, without demand therefor or notice, in each case without any set-off, counterclaim, abatement or deduction whatsoever, as additional rent, all costs, fees, taxes, interest, charges, expenses, reimbursements and obligations, and all interest and penalties thereon, which Tenant in any of the provisions of this Lease has assumed or agreed to pay or which Tenant agrees are to be at the cost or expense of Tenant or as to which Landlord shall legally become entitled pursuant to the terms of the Lease (all of which are hereinafter sometimes referred to as “additional rent” or “Additional Rent”), and, in the event of non-payment thereof, Landlord shall have, in addition to all other rights and remedies, all the rights and remedies provided for herein or by law in the case of non-payment of Fixed Rent.  Unless otherwise specified herein, all items of Additional Rent shall be paid to Landlord within thirty (30) days after delivery of a notice or demand therefor.

K.            Landlord shall provide Tenant with access to the Initial Premises and the Additional Premises two weeks prior to the respective Commencement Date for each of the spaces,  so that Tenant may commence construction of its Initial Improvements in each space.  Tenant’s use of any portion of the Demised Premises prior to the respective Commencement Dates shall be free of the obligation to pay Fixed Rent, but such use shall otherwise be subject to the terms of this Lease, including, without limitation, all indemnification obligations, the obligation to provide evidence of the insurance coverage required in Article 48.  Tenant shall not enter or use the Demised Premises prior to the Commencement Date so as to cause a Tenant Delay (as hereinafter defined) in the performance of Landlord’s Work. As used herein, “Tenant Delay” shall mean that (A) Landlord’s contractors (i) have been materially deprived of access to the Demised Premises for the purpose of performing Landlord’s Work, or (ii) are unable to perform their scheduled work in any portion of the Demised Premises as a result of the performance of Tenant’s Initial Improvements, or (B) the performance and substantial completion of Landlord’s Work has been delayed beyond its reasonably anticipated completion date due to any negligence, omission (where there is a duty to act) or intentional act of any nature of Tenant or any of Tenant’s agents, employees, contractors or subcontractors.  The mere fact that both parties may be performing work in the Demised Premises at the same time shall not, in and of itself, constitute a Tenant Delay or an act, omission, or fault of either party for purposes of this paragraph.  The parties shall use commercially reasonable efforts to coordinate their work and keep the other apprised of their respective work schedules during this period and each party shall perform its Alterations in such a manner so as not to interfere with or delay the other’s performance of its Alterations.  Landlord shall give Tenant written notice of any act or omission on the part of the Tenant (or Tenant’s contractors or agents) which will prevent Landlord from completing Landlord’s Work by the Commencement Date, and Tenant shall have two (2) Business Days thereafter to address such act or omission before it shall constitute a basis to claim that such act or omission was a “Tenant Delay” which prevented Landlord from completing Landlord’s Work.

38.          ELECTRICITY:

A.            Landlord shall provide electricity in the amount of the Electric Capacity as set forth in Exhibit _B annexed hereto to the Demised Premises through the Building’s existing risers, feeders and wiring.  Tenant’s consumption of electricity in the Demised Premises shall be measured by one or more submeters installed by Landlord as provided in this Article 38.  So long as electric current is to be supplied by Landlord, from and after the Commencement Date, Tenant shall purchase electricity from Landlord or Landlord’s designated agent at a price equal to [*****]% of Landlord’s Actual Cost of providing electricity to the Demised Premises.  As used herein, “Landlord’s Actual Cost” shall be determined by dividing (i) the total dollar amount billed to Landlord for supply and delivery to the Building by the utility providing electric service to the Building (including, but not limited to, all charges for demand, fuel, peak and off-peak usage, “time of day” usage, fuel adjustment charges, rate adjustment charges, sales tax, and

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any other relevant adjustments and charges) by (ii) the total kilowatt hours utilized by the Building for such billing period.  All amounts payable under this Article 38 shall constitute Additional Rent.

B.            Landlord, as part of Landlord’s Work, shall install one or more submeters to measure Tenant’s consumption of electricity within the Demised Premises, including, if applicable, the totalizer referred to in Exhibit B.  Landlord shall maintain the meters in working order.  Tenant shall pay the bills for electric current furnished within thirty (30) days after Landlord delivers a statement to Tenant.  Tenant shall comply with such rules, regulations and contract provisions as are customarily prescribed by public service corporations supplying such services, for consumption similar to that of Tenant.

C.            Landlord may discontinue the supply of electric current to the Demised Premises at any time on ninety (90) days’ notice to Tenant without being liable to Tenant therefor or without in any way affecting this Lease or the liability of Tenant hereunder or causing the diminution of Rent, and such discontinuance shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule, or regulation now or hereafter enacted.  Notwithstanding the foregoing, unless required to do so by law, Landlord shall not voluntarily discontinue the supply of electric current to the Demised Premises until Tenant has been able to obtain such electric current from another supplier (but Landlord shall be required to so wait only if Tenant shall act diligently to procure another supplier of electric current).  Should Landlord give such notice of discontinuance, Tenant shall make Tenant’s own arrangements to receive such service direct from such public utility corporation serving the Building and Landlord shall permit Landlord’s wires, risers, conduits, switches and other electric infrastructure and meters, to the extent to which they are safely available for such use and to the extent to which they may be used under any applicable governmental regulations or the regulations of such public utility, to be used for the purpose without charge therefor.  Should any additional or other wiring, conduits, meters or any other or different distribution equipment be required in order to permit Tenant to receive such service directly from the public utility, the same will be installed by Landlord, at the sole cost and expense of Landlord provided that if such discontinuance was required by law, such installation costs shall be shared equally by Landlord and Tenant.  All such facilities installed shall be installed in a workmanlike manner which complies with applicable governmental regulations and the regulations of the public utility.  Landlord will in any such case permit any pipe-chases or channels available in the Building to be used by Tenant for Tenant’s cables and conduits, to the extent that the same may be available and may be safely used for the purpose.

D.            Except to the extent caused by the negligence or wilful misconduct of Landlord, its officers, employees, agents or contractors or as otherwise expressly provided in this Lease, Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant’s requirements, nor shall Landlord be in any way responsible for any interruption of service due to breakdowns, repairs, malfunction of electrical equipment or any other cause relating to electrical service due to a Force Majeure Event.  Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to Tenant’s floor(s) or space (if less than an entire floor) or the capacity of the risers or wiring installation in the Building, provided, that the capacity to the Demised Premised shall not be less than that set forth in Exhibit B.  If, in Landlord’s sole reasonable judgment, Tenant’s electrical requirements necessitate installation of an additional riser, risers or other necessary equipment, the same may be installed by Landlord at Tenant’s cost and expense (together with Tenant’s Proportionate Share of any electrical panels which are required to be installed as a result of the installation of such additional risers), which charges shall constitute Additional Rent, provided such charges shall not exceed a commercially reasonable rate for such work.  If Tenant makes written request to install a riser or risers to supply Tenant’s electrical requirements, such request shall be subject to the prior written consent of Landlord in each instance, and such riser, risers or other equipment

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shall be installed by Landlord at Tenant’s expense, if in Landlord’s sole, but reasonable judgment, the same are necessary and will not cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants.

39.          ESCALATION - INCREASE IN REAL ESTATE TAXES:

The parties hereto, recognizing the sharp increase in taxes and other expenses, and anticipating the continuation to such pattern, desire to set forth a fair and equitable method of defraying and absorbing such increase between Landlord and Tenant.  Tenant therefore agrees to pay Landlord, as additional rent, its share of any such increase as follows:

A.            As used in this Article 39, the following definitions shall apply:

i.      “Taxes” as used herein shall mean the aggregate of the following items: (a) real estate taxes, (b) assessments (including, without limitation, assessments for public improvements or benefits whether or not commenced or completed during the term of this Lease, and any Business Improvement District taxes and assessments), (c) water charges, (d) sewer rents, which may be assessed, levied, confirmed or imposed on or in respect of, or be a lien upon, the land and/or the Building thereof on which the Demised Premises are a part and (e) any tax or assessment levied, assessed or imposed against such land and/or Building or the rents or profits therefrom or any other charge or levy made by a taxing authority to the extent that the same shall be in lieu of all or any portion of any item set forth herein.  The term “Taxes” shall not include any franchise, gross income, inheritance, transfer or similar tax or any interest or penalties for late payments of Taxes.  Further, if assessments may be paid in installments, same shall be deemed payable over the maximum number of installments and only those installments so deemed payable in any Lease Year shall be included for such Lease Year.

ii.     “Base Year” shall mean the calendar year commencing January 1, 2015 and ending December 31, 2015.

iii.    “Base Tax” shall mean the amount of Taxes, as finally determined, payable by Landlord during the Base Year.

iv.    “Tenant’s Tax Payment” shall be [*****]% of any increases in Taxes over the Taxes in the Base Year with respect to the Initial Premises, and following the Additional Space Commencement Date, [*****]% of any increases in Taxes over the Taxes in the Base Year.

B.            Commencing as of January 1, 2016, Tenant covenants and agrees to pay, in each and every Lease Year during the term of this Lease and any and all renewals, extensions and modifications thereof, Tenant’s Tax Payment.

C.            Tenant’s Tax Payment shall be due and payable within thirty (30) days after Landlord shall have delivered to Tenant a statement setting forth the amount of Tenant’s Tax Payment and the basis therefor provided that same shall be payable in two (2) payments consistent with the current New York City fiscal tax year tax payment dates of January 1 and July 1, (or in more frequent installments if New York City requires that Taxes be paid in more frequent installments) and no earlier than thirty (30) days prior to their due date.  Bills for such Taxes from the taxing authority shall be sufficient evidence of amount for the purpose of calculating Tenant’s Proportionate Share.  In the event Tenant fails to pay Tenant’s Tax Payment when due, Landlord shall be entitled, with respect thereto, to any and all remedies to which Landlord may be entitled under this Lease for default in the payment of rent.  The failure of Landlord to bill Tenant for Tenant’s Tax Payment in any fiscal year shall not prejudice the right of Landlord to subsequently bill Tenant for such fiscal year or any subsequent fiscal year provided that in no

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event may Landlord bill Tenant for any Tenant’s Tax Payment more than three (3) years after the billing period as to which such Tenant’s Tax Payment was applicable..

D.            In the event the Base Tax is reduced as a result of any appropriate proceeding, such reduced liability as finally fixed shall be regarded as the Base Tax and Landlord shall have the right to adjust the amount due from Tenant in any year in which Tenant is or was obligated to pay Tenant’s Proportionate Share, and Tenant agrees to pay the amount of such adjustment on the rent installment day next following receipt of a written statement from Landlord setting forth the amount and basis of such adjustment.  In the event Landlord shall receive a refund or abatement of Taxes for any year during which Tenant has paid Tenant’s Proportionate Share, as above provided, the proceeds of such refund or abatement, less legal fees and other third party expenses incurred in collecting the same (unless already included in Taxes), shall be applied and allocated to the periods for which the refund or abatement was obtained and appropriate adjustment shall be made between Landlord and Tenant or if this Lease has ended, same shall promptly be paid to Tenant.  Notwithstanding the foregoing, Tenant shall not be entitled to receive a portion of any abatement which, by its terms, is to be credited to specific tenants (other than Tenant), rather than being applied against Taxes generally.  Tenant shall pay to Landlord, upon demand as additional rent, Tenant’s Proportionate Share of Landlord’s costs, including but not limited to, attorney and consultant fees incurred by Landlord in connection with any action or proceeding to reduce the assessed valuation of the land and the Building (unless such costs have already been included in Taxes).

E.            With respect to any period at the expiration of the term of this Lease which shall constitute a partial year, Landlord’s Statement shall apportion the amount due hereunder.  The obligations of Tenant, with respect to Tenant’s Proportionate Share applicable for the last year of the term of this Lease, or part thereof, shall survive the expiration, or sooner termination, of the term of this Lease.

40.          OPERATING EXPENSE ESCALATION:

In lieu of an operating expense escalation, Tenant agrees to pay to Landlord a one percent [*****]%  increase in Fixed Rent, commencing on the first anniversary of the Rent Commencement Date, and continuing on each anniversary thereafter for the balance of the term of the Lease.  The increase will be compounded and cumulative.  The Fixed Rent, as increased in accordance with the provisions of this Article 40, is set forth in Exhibit C.

41.          ALTERATIONS; SIGNAGE:

Supplementing the provisions of Article 3:

A.            Tenant shall not make any change, alteration, demolition, restoration or improvement in, to or of the Demised Premises or erect any signs to the exterior of the Demised Premises (collectively, an “Alteration”), without first, in each instance, obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned.  Anything to the contrary in Article 3 of the Lease notwithstanding, Tenant shall be permitted to perform non-structural alterations without the prior written consent of Landlord, provided such alterations (i) do not adversely affect the structural integrity of the Demised Premised or the Building, (ii) do not adversely affect the existing electrical, plumbing, heating, air conditioning, sewerage or drainage systems, or other building utility system (outside of Tenant’s internal distribution of same), (iii) do not affect the exterior of the Building, (iv) do not violate the restrictions or requirements imposed upon Landlord by any mortgage or superior lease affecting the Demises Premises or Building (provided a copy of same has been furnished to Tenant), (v) do not require the Certificate of Occupancy then in effect for the Demised Premises to be amended, (vi)

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do not require the obtaining of a building permit or other governmental approval or permit, (vii) do not reduce the value of the Building, or (viii) do not cost more than $150,000 in the aggregate over a six (6) month period during each of the first five (5) Lease Years, and $200,000 in the aggregate over a six (6) month period in any Lease Year thereafter (the Alterations permitted by this sentence herein referred to as “Permitted Alterations”).  In addition, Landlord’s consent shall not be required for minor, non-structural work which is cosmetic or decorative in nature, such as painting, carpeting, wall papering, computer and telco wiring and cabling which is internal to the Demised Premises (except to the Point of Connection to the Building’s systems or risers) or which runs through shaft space provided by Landlord for such purpose and does not affect any other tenants’ premises in the Building, regardless of cost (“Decorative Work”). Tenant acknowledges that the Building of which the Demised Premises form a part has been designated a Landmark.  All of Tenant’s Alterations shall comply with all applicable rules and regulations with respect to such Landmark designation.  In no event shall Tenant make any Alterations at any time when Tenant is in default beyond the expiration of applicable grace periods.  Any and all Alterations may be made only subject to and in compliance with the following:

(1)           Before the commencement of any Alteration (other than Decorative Work) herein:  (i) Tenant shall, except in an emergency, give thirty (30) days’ prior notice to Landlord; (ii) Tenant shall obtain Landlord’s prior approval of the licensed architect and/or mechanics selected and paid for by Tenant who shall, respectively, observe and perform any such Alteration; and (iii) other than with respect to Permitted Alterations, together with the notice in (i), Tenant shall submit to Landlord detailed plans and specifications for the proposed Alteration, prepared by Tenant’s approved architect and/or engineer, obtain Landlord’s prior approval of such plans and specifications, which approval shall be granted or withheld in accordance with the provisions of this Article 41.

(2)           No Alterations, except in the case of a Permitted Alteration or Decorative Work, shall be made except as are in all material respects in accordance with such detailed plans and specifications, or with any amendments or additions thereto, as have been approved by Landlord.  Tenant shall reimburse Landlord for its reasonable and actual out of pocket third party expenses incurred by Landlord in reviewing Tenant’s plans and specifications, such reimbursement to be made within thirty (30) days of receipt of Landlord’s invoice therefor.  All of Tenant’s contractors, architects and construction managers shall be subject to Landlord’s prior approval, which shall not be unreasonably withheld, or conditioned and Landlord shall respond to such request for approval within seven (7) Business Days of such request, and if such failure continues for more than two (2) Business Days following Tenant’s delivery of a notice that Landlord’s failure to respond to Tenant’s request shall result in such contractor, architect or construction manager being deemed approved by Landlord, then Landlord’s failure to respond within such two (2) Business Days period shall constitute Landlord’s approval of such contractor, architect or construction manager.  Further, Landlord hereby approves of Spector Group as the architect for the Initial Improvements.  Landlord shall respond to Tenant within ten (10) Business Days for plans which are reviewed “in house”, and within fifteen (15) Business Days for plans which are sent for outside review, following Tenant’s submission of its detailed plans and specifications for its proposed Alterations in the Demised Premises.  If Landlord does not approve Tenant’s plans, it shall state the specific reasons for such disapproval in its response to Tenant.  If Landlord requests additional information or changes in the plans, Landlord shall respond within seven (7) Business Days following the resubmission of such additional information or revised plans.  If Landlord fails to timely respond to Tenant’s request for approval, and such failure to respond continues for more than five (5) Business Days following Landlord’s receipt of a notice from Tenant that Landlord’s failure to respond to Tenant’s request shall result in the plans and specifications being deemed approved by Landlord, then Landlord’s failure to respond within such five (5) Business Day period shall constitute Landlord’s approval of such plans and specifications;

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(3)           No Alteration shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations of any federal, state or municipal government or governmental agency, or any board, bureau, commission, department or body thereof, having or asserting jurisdiction;

(4)           Intentionally Omitted.

(5)           Any Alteration shall be made promptly and in a good and workmanlike manner and in compliance with all applicable permits and authorizations and with all laws, ordinances, orders, resolutions, restrictions and regulations, and the requirements of the Fire Insurance Rating Organization having jurisdiction and the local Board of Fire Underwriting, or any similar body;

(6)           Landlord may require that any structural Alteration or any Alteration that affects any service or utility system of the Building (other than Tenant’s internal distribution system that does not affect the operation of such system outside of the Demised Premises or a system exclusively servicing the Demised Premises) be performed in the presence of and under the supervision of an engineer or other construction professional designated by Landlord whose reasonable fees and expenses (as evidenced by copies of bills or invoices furnished by Landlord to Tenant) shall be paid by Tenant within thirty (30) days after demand therefor by Landlord; if any Alteration involves a tie-in to the electrical system of the Building, Landlord may require Tenant to use Landlord’s designated electrical contractor for the Building (provided its fees are commercially reasonable) to perform such Alteration, at Tenant’s expense.

(7)           Unless Tenant is validly disputing same, the cost of any Alteration shall be paid when due so that the Demised Premises shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to the Demised Premises and free from any encumbrances, chattel mortgages, conditional bills of sale or security interests.  Upon completion of all Alterations, Tenant shall deliver to Landlord written waivers or the right to file mechanics’ liens, or in lieu thereof, general releases from all contractors, subcontractors or materialmen (except to the extent of deminimis invoices of $5,000 or less) employed in connection with such alteration.  In all events, whether or not Tenant is disputing any such costs, if any mechanic’s, materialman’s or like lien are filed against the Demised Premises for work done for, or claimed to have been done for, or materials furnished to, or claimed to have been furnished to, Tenant shall commence and diligently proceed to have these liens bonded or discharged of record within thirty (30) days after notice of the filing thereof, thereafter all at Tenant’s own sole cost and expense.  Tenant, at its own sole cost and expense, shall defend the Demised Premises and Landlord against all suits for the enforcement of any such lien or any bond in lieu of such lien, and Tenant hereby indemnifies Landlord and the Demised Premises against any and all damages, expenses, or liabilities resulting from any such lien or suit.  Should Tenant fail to commence or diligently proceed to timely discharge any such lien, Landlord may do so by payment, bond or otherwise on 15 days’ notice to Tenant and the amount paid or incurred therefore by Landlord shall be payable by Tenant as Additional Rent forthwith upon demand;

(8)           Worker’s compensation insurance covering all persons employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Landlord, Tenant or the Demised Premises, and comprehensive general public liability insurance, including as the insured Landlord and Tenant and any mortgagee or holder of any ground or underlying lease with limits of not less than those fixed for such insurance in Article 47 hereof shall be obtained prior to commencing any such Alterations and shall be maintained by Tenant (or Tenant’s contractor) at Tenant’s or at such contractor’s own sole cost and expense at all times when any work is in process in connection with any such Alteration;

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(9)           If Tenant employs any contractor to perform Alterations in the Demised Premises, such contractor and any subcontractor shall agree to employ only such labor as will not result in jurisdictional disputes or strikes or cause labor disharmony in the Building.  If Tenant fails to comply with this provision, Landlord may require Tenant to cease the performance of its Alterations.

(10)         All Alterations shall be subject to reasonable regulation by Landlord, consistent with good building management practices of first-class buildings located in the Borough of Manhattan, City, County and State of New York, and in accordance with Landlord’s rules and regulations.  A copy of Landlord’s current Alteration rules and regulations are attached hereto as Exhibit D.  Landlord may require scheduling of the work during such days and hours as Landlord may reasonably specify in order to minimize interruption to the operation of the Building and/or disturbance to any of the tenant or occupants thereof.

B.            Any Alterations or Initial Improvements made by Tenant using the Improvement Allowance (as hereinafter defined) shall belong to Landlord and Landlord shall treat it the same on its federal income tax returns.  Any Alterations or Initial Improvements made by Tenant at its own expense shall belong to Tenant for federal income tax purposes and Tenant shall treat it the same on its federal income tax returns.

C.            Except as otherwise permitted under this Lease, Tenant shall not place any signs, sticker, poster, notice, advertising material or any item of any kind or nature, to the extent that same shall be visible from outside the Building, without the prior written approval of Landlord.  Tenant may not install or maintain any signage in the exterior windows of the Demised Premises.  Tenant may install identification signage, with Tenant’s name and logo, in the elevator lobby of the floor on which the Demised Premises are located, subject to Landlord’s reasonable consent, not to be unreasonably withheld, delayed or conditioned.

D.            Nothing in this Lease shall be construed in any way as constituting the permission, consent or request of Landlord, express or implied, through act, or omission to act, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, installation, addition, decoration, alteration, or repair of or to the Demised Premises or as giving Tenant the right, power, or authority to contract for or permit the rendering of any service or the furnishing of any material that would give rise to the filing of any mechanic’s lien against the Building or the Demised Premises or Landlord’s interest therein.

E.            Tenant shall be entitled to Tenant’s Proportionate Share of listings in the directory located in the Building’s lobby.

F.             As an accommodation to Tenant, Landlord shall execute New York City Building Department form PW1 for each required discipline and TR1 for each required inspection upon or prior to Landlord’s receipt of Tenant’s plans for any Alterations, including the Initial Improvements (as hereinafter defined), so as to enable Tenant to submit the plans for Building Department review simultaneously with review by Landlord.  Neither Landlord’s execution of these forms nor the submission of the plans to the Building Department shall be deemed to constitute Landlord’s approval of such plans, which plans shall be subject to Landlord’s consent in accordance with the provisions of the Lease.  If Landlord requires that any revisions be made in the plans, Tenant shall, after Landlord’s approval of such revision,  promptly remit such revisions to the Building Department, and shall provide written evidence of such submission to Landlord.  In no event shall Tenant commence or perform any Initial Improvements prior to (i) having received Landlord’s consent thereto, whether or not required permits have been issued for such alterations by the Building Department, or (ii) the issuance of any permits which were issued by

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Building Department before its receipt and review of all revisions to the plans originally submitted.  It shall be the sole responsibility of Tenant to obtain all permits required in connection with the construction of the Initial Improvements, which reflect the plans as finally approved by Landlord.  If any such forms to be signed by Landlord in connection with such submission or in connection with any self-certification by any of Tenant’s architects or contractors require Landlord to agree “to take all remedial measures necessary to meet DOB requirements if necessary”, the parties agree that, to the extent that any such remedial measures exceed Landlord’s obligations under the Lease, Tenant shall be responsible for the performance of such remedial measures solely to the extent that they exceed Landlord’s obligations under the Lease.  If Landlord incurs any reasonable, out-of-pocket third party expense to perform any remedial measures which exceed its Lease obligations, Tenant shall indemnify Landlord for such excess cost, which indemnification shall constitute Additional Rent under the Lease.

G.            Notwithstanding the foregoing, if, in connection with Tenant’s construction of its Initial Improvements or its initial move-into the Demised Premises), Tenant’s construction materials or equipment are unable to fit into the Building’s existing freight elevators, Landlord will, at no cost or expense to Landlord, cooperate with Tenant to facilitate Tenant’s delivery of goods and materials to the Initial Premises by hoist or crane.  If required in order to bring such materials into the Demised Premises, Tenant may temporarily remove one or more windows or a window pier in the Demised Premises.  Tenant shall promptly, and at its sole cost and expense, reinstall the windows and window pier, restore the exterior and interior of the Demised Premises and repair any damage to the Building as a result of such work.  Tenant shall use Landlord’s designated contractor in connection with any work involving removal or replacement of the windows or the exterior of the Building (provided the rates of such contractor are commercially reasonable).  Tenant shall, at its expense, comply with all legal requirements in connection with the use of a hoist or crane and all related work, including, without limitation, obtaining any permits or approvals required from the Landmarks Preservation Commission.  All such work described in this Article 41G shall be done during Non-Business Hours.

H.            Landlord shall keep in full force and effect a policy of insurance against loss or damage by fire and such other risks and hazards as are insurable under standard forms of “all risk” insurance policies, with extended coverage, covering the Building, in an amount sufficient to avoid the effects of co-insurance, in such amounts as Landlord may deem appropriate.

42.          SECURITY DEPOSIT:

Supplementing the provisions of Article 34:

A.            In the event Landlord applies or retains any portion or all of the Security Deposit, Tenant shall, within ten (10) Business Days of receipt of written notice from Landlord, restore the amount so applied or retained so that at all times the amount deposited shall be the amount set forth in Article 34, as modified by this Article 42.  Tenant shall deliver to Landlord, upon execution of this Lease, a fully completed and executed W-9 form.  If Tenant fails to provide same to Landlord, if any portion of the Security Deposit is held in cash, it shall be deposited into a non-interest bearing account until a W-9 Form is received by Landlord.

B.            In payment of the Security Deposit, Tenant shall deliver to Landlord an unconditional, irrevocable and transferable letter of credit (such letter of credit or any extension or replacement thereof, being hereinafter referred to as the “L/C”) issued for the account of Landlord by a banking institution headquartered in the United States and acceptable to Landlord in its sole discretion, in substantially the form attached hereto as Exhibit E, on such other commercially reasonable form as shall be reasonably approved by Landlord, which L/C is to be held by Landlord in accordance with the terms of this Article.

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The L/C shall provide that it will be duly honored upon presentation to the issuing bank at a location within New York City or by facsimile, telecopier or other means which does not require Landlord to travel outside of New York City.  The L/C shall permit Landlord or its duly authorized representative (i) to draw thereon up to the full amount of the credit evidenced thereby upon presentation of the L/C and a sight draft in the amount to be drawn, together with Landlord’s written statement that it is entitled to draw thereon pursuant to the terms of the Lease, and (ii) to draw the full amount thereof to be held as cash Security Deposit pursuant to this Article if Landlord receives notice from the bank or Tenant that the L/C is not being renewed, and Tenant has not delivered to Landlord a replacement cash security deposit or L/C by thirty (30) days prior to the expiration date of the L/C.  The L/C shall provide that the bank shall give Landlord at least forty-five (45) days prior written notice (by means of receipted delivery) that the L/C is not being renewed. The term of the L/C, as same may be extended, shall not expire prior to the date which is sixty (60) days after the Expiration Date (or sixty days after the expiration of the Renewal Term, if applicable).  The L/C shall be fully transferable by Landlord and its successors and assigns without charge to Landlord.  If Landlord presents the L/C for payment, the amount of the L/C shall become the Security Deposit hereunder and shall be held, applied and returned by Landlord in accordance with the terms provided by the lease for the holding, application and return of the Security Deposit.  Landlord shall reasonably cooperate with Tenant in effectuating any reduction in the Security Deposit to which Tenant is entitled under the Lease, so that Tenant shall not be required to maintain more than one L/C outstanding at any one time.  Notwithstanding the foregoing, Landlord hereby approves of Silicon Valley Bank as the issuer of the L/C.

C.            Notwithstanding anything to the contrary herein, provided that, upon each of the third, fourth and fifth anniversary of the Rent Commencement Date, no Event of Default is then outstanding under this Lease beyond the expiration of any applicable grace or cure period (each date on which all such conditions have been satisfied is referred to as a “Security Reduction Date”), the Security Deposit shall be reduced to the amounts indicated below; provided that if an Event of Default then existed on a Security Reduction Date, and same was other than a monetary Event of Default, upon the cure of such Event of Default (and acceptance of such cure by Landlord without the Lease being terminated) the L/C may then be reduced by Tenant as if no Event of Default had existed on such Security Reduction Date.

The Security Deposit shall be reduced as follows:

Security Reduction Date	Amount of Reduction		Amount of Security Deposit
Third anniversary of the Rent Commencement	$	[*****]	$	[*****]
Fourth anniversary of the Rent Commencement Date	$	[*****]	$	[*****]
Fifth anniversary of the Rent Commencement Date	$	[*****]	$	[*****]

43.          USE RESTRICTIONS:

A.            Notwithstanding anything to the contrary contained in this Lease, Tenant covenants and agrees that Tenant will not use the Demised Premises or any part thereof, or permit the Demised Premises or any part thereof to be used:

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

i.              for the sale of travelers checks and/or foreign exchange to the general public in off-the-street transactions;

ii.             as a diagnostic medical center and/or for the practice of medicine, dentistry or any of the medical, healing or therapeutic arts;

iii.            for the teaching of or instructions or giving courses in either secretarial skills, and/or languages and/or a “trade school,” the primary business of which is instruction in fixing or operating office equipment and/or business machines;

iv.            as a telephone answering service.

v.             for the operation of a restaurant serving Chinese food, whether for consumption on the Demised Premises or for “take-out” service (meaning the preparation and dispatching for delivery or pick-up of food stuff and beverages, referred to herein as “Take-Out Service”) ;

vi.            as a pizzeria shop, whether for consumption on the Demised Premises or for Take-Out Service;

vii.           as a “health food” restaurant, whether for consumption on the Demised Premises or for Take-Out Service, or a retail business primarily selling items normally sold in a health food store;

viii.          as a school;

ix.            as a discount store (except that nothing contained herein shall interfere with Tenant’s normal pricing policies, including periodically offering its products at a “sale” or markdown price);

x.             as a multiple tenancy store;

xi.            by a foreign or domestic governmental agency or authority;

xii.           as a betting parlor or gambling casino

xiii.          by a utility company;

xiv.         as a night club, dance hall, cabaret or similar use;

xv.          as a flexible workplace center consisting primarily of executive suites and shared office workplaces; and/or

xvi.         any other exclusives granted by Landlord from time to time after the date of this Lease to any Building tenants with respect to the sale or providing of any merchandise or services not covered by any of the provisions of clauses (i) - (xv) above, so long as such merchandise or the providing of such services by such other tenant or tenants are not then being sold or provided by Tenant at the Demised Premises.  Landlord shall promptly notify Tenant of any such additional restrictive uses of the Demised Premises.  Notwithstanding the foregoing to the contrary, this provision shall not be construed to restrict or expand the permitted uses of the Demised Premises, as provided in Article 44 hereof.

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

B.      Notwithstanding anything to the contrary contained in this Lease, (i) Tenant’s use of the Demised Premises shall be subject and subordinate to the use restrictions set forth in Paragraph A above (the “Prohibited Uses”), and (ii) Tenant covenants and agrees that Tenant will not use the Demised Premises or any part thereof, or permit the Demised Premises or any part thereof to be used in breach or in violation of any of the Prohibited Uses.  In no event shall Landlord have any obligation to incur any expense or incur any obligations in order to terminate or modify the Prohibited Uses.  Tenant hereby indemnifies and holds Landlord harmless from all liability and expenses (including, without limitation, reasonable attorneys’ fees) which it may incur as a result of Tenant’s breach or violation of any of the Prohibited Uses.

44.          USE:

A.            Subject to compliance with all Legal Requirements, Tenant shall use the Demised Premises for general, executive and administrative offices for Tenant’s business, and other legal uses that are customarily ancillary and incidental to such office use in connection with Tenant’s business, including a pantry, and for no other purposes.

B.            Tenant acknowledges that the Demised Premises are located in a building constituting a first class office building.  Tenant agrees that it will operate the Demised Premises in a manner consistent with such a building.

C.            Tenant agrees that the value of the Demised Premises and the building of which the Demised Premises form a part and the reputation of Landlord will be seriously injured if the Demised Premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment.  Tenant covenants and agrees not to knowingly bring or permit any occupant to produce, maintain or disseminate any obscene or pornographic material on or from the Demised Premises.  Tenant further covenants and agrees that Tenant will not permit any of these uses by any sublessee or assignee of the Demised Premises.  This provision will directly bind any successors in interest to Tenant.  Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this Lease and objectionable conduct.  Pornographic material is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any objects of instrument that are primarily concerned with lewd or prurient or sexual activity.  Obscene material is defined here as it is in NYS Penal Law #235.00.

D.            Tenant shall not otherwise use or permit to be used any space outside of the Demised Premises for display, sale or any similar undertaking, nor shall Tenant use or permit to be used any advertising medium and/or loud speaker and/or amplifier and/or radios or televisions broadcast which is intended to be heard outside of the Demised Premises.

45.          TENANT’S INSTALLATIONS:

A.            Notwithstanding anything hereinbefore contained to the contrary, provided Tenant complies with all of the laws, orders, rules and regulations of the governmental authorities and the Fire Insurance Rating Organization having jurisdiction thereof and the Local Board of Fire Underwriters, or any other similar body, and provided further Tenant is not then in default under any of the terms, covenants and conditions of this Lease beyond the expiration of applicable notice and cure periods, Tenant shall have the right, at its own cost and expense to install such machinery, equipment and fixtures as may be required for the proper conduct of Tenant’s business, except that Landlord’s prior consent shall be required for any installation requiring structural alteration or structural changes to the Demised Premises.  Subject to the provisions of this Article, any and all movable machinery, equipment and

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

fixtures installed by Tenant (sometimes herein referred to as “Tenant’s Property”) shall remain personalty notwithstanding the fact that it may be affixed or attached to the realty, and shall, during the term of this Lease or any extension or renewal thereof, belong to and be removable by Tenant, provided the (a) Tenant shall remove said installations prior to the expiration of such term or the sooner termination thereof; and (b) Tenant shall repair any damage caused by said removal and shall deliver the Demised Premises to Landlord in broom clean condition, reasonable wear and tear and casualty excepted.  Prior to the expiration of the term or sooner termination thereof, Tenant shall, at its own cost and expense, remove from the Demised Premises all of Tenant’s Property except such items thereof as Tenant shall have expressly agreed in writing with Landlord are to remain and to become the property of Landlord, and Tenant shall repair any damage to the Demised Premises resulting from such removal.

B.            When Tenant submits plans to Landlord for approval, Tenant shall ask Landlord to advise it whether any Alteration proposed to be made in the Demised Premises constitutes a Specialty Alteration (as defined below), which will be required to be removed by Tenant upon the expiration or sooner termination of the Lease.  If Landlord has advised Tenant that a proposed Alteration is a Specialty Alteration that must be removed on or before the end of the term, Tenant shall, prior to the end of the term hereof, remove any Specialty Alterations so specified by Landlord, and repair all damage caused by such removal and restore the affected portion or portions of the Demised Premises to the same condition as upon the commencement of the term hereof, reasonable wear and tear and casualty excepted.  Landlord shall only have the right to require Tenant to remove those Alterations which are “Specialty Alterations.”  Notwithstanding such notice given by Landlord, Landlord may elect, by written notice to Tenant given no later than sixty (60) days prior to the Expiration Date, to revoke its removal notice with respect to any Specialty Alteration and, in such case, Tenant shall not remove such Specialty Alteration from the Demised Premises.  For the purposes hereof a “Specialty Alteration” is an Alteration that is not a customary office type installation, such as executive bathrooms, raised flooring, and kitchen facilities for cooking or frying of foods, or is structural in nature such as, but not limited to, a vault, internal staircase, private elevator or slab penetration (other than for risers or conduits), and which cost materially more to demolish and restore then do customary office installations.  If Tenant is obligated to remove any Specialty Alterations at the expiration or earlier termination of this Lease, Tenant shall remove same and repair any damage caused thereby and restore such affected area to the condition same was in prior to the installation of such Specialty Alteration.  Any Specialty Alterations installed by Tenant which Tenant was obligated to remove and which remain within the Demised Premises after the expiration of such term or sooner termination thereof and after Tenant is no longer in possession of the Demised Premises shall, at Landlord’s option, either (i) become the property of Landlord, free of any claim by Tenant or any person claiming through Tenant, or (ii) be removed and disposed of by Landlord, at Tenant’s cost and expense, without further notice to or demand upon Tenant. Machinery, fixtures, chattels, or equipment if any, furnished or installed by Tenant, the cost of which is to be borne by Landlord, shall become the property of Landlord upon payment therefor by Landlord or reimbursement of Tenant by Landlord as the case may be, and shall not be removed by Tenant.  Tenant’s obligations under this Article shall survive the expiration or sooner termination thereof.

46.          INDEMNIFICATION:

Subject to the provisions of Article 9 regarding release of liability and waiver of subrogation, Tenant hereby agrees to indemnify and save Landlord, its agents and their respective partners, shareholders and principals harmless (“Landlord Indemnified Parties”) from and against any and all losses, damages, suits, judgments, liabilities and expenses, including but not limited to reasonable attorney fees, arising out of or in connection with any claims based upon Tenant, Tenant’s employees’, agents’, contractors’, and invitees’ use of the Demised Premises or their negligence, or wilful misconduct; provided, that the foregoing indemnity shall not apply to the extent such claim results from the negligence

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(other than negligence to which the release of liability and waiver of subrogation provided in Article 9 applies) or wilful misconduct of any Landlord Indemnified Party.

47.          INSURANCE:

A.            Tenant covenants and agrees, at its sole cost and expense, to procure, maintain and to keep in full force and effect, during the term of the Lease or any extension thereof, for the benefit of Landlord, its agents, and designees and Tenant, insurance coverage in the amounts and on the terms and conditions as set forth below.

i.              A policy of primary Commercial General Liability insurance (including contractual liability insurance) protecting Landlord, its agents and Tenant and any other parties so designated in writing by Landlord as additional insured against any liability whatsoever occurring in or about the Demised Premises or any appurtenances thereto, with minimum limits of two million ($2,000,000.00) dollars for bodily injury and property damage and shall include coverage for personal injury with minimum limits of two million ($2,000,000.00) dollars annual aggregate; Products/Completed Operations with minimum limits of one million ($1,000,000.00) dollars per occurrence; Fire Legal Liability with minimum limits of fifty thousand ($50,000.00) dollars per fire; Medical Payments with minimum limits of five thousand ($5,000.00) dollars per person.  The insurance certificate shall identify the Premises.  The policy shall be written on the basis of occurrence and shall not contain any self-insured except that same may have commercially reasonable deductibles.

ii.             A policy of statutory Worker’s Compensation insurance covering Tenant’s employees, and agents with Employer’s Liability coverage in the amount of not less than $1,000,000 or, if greater, any amount required by applicable law.

iii.            A policy of Umbrella Liability coverage with minimum limits of Five Million ($5,000,000.00) dollars per occurrence and Five Million ($5,000,000.00) dollars specific and General Aggregate per location, and shall cover in the same manner as the primary coverage.  Underlying policies will include, but not be limited to all coverage under the Commercial General Liability policy and Employer’s Liability coverage under the Workers’ Compensation policy.  The policy will contain no additional exclusions or limitations than those of the underlying policies.

iv.            All Risk Property insurance in an amount adequate to cover the cost of replacement of all Tenant’s decorations, improvements fixtures, furniture, stock and other contents; and business interruption insurance adequate to cover Tenant’s loss of income as a result of a loss sustained by a peril covered under the policy.

B.            General Conditions:

i.              All insurance (other than Worker’s Compensation insurance) required hereunder shall name each of Landlord, Landlord’s managing agent, the fee owner and Lender (as hereinafter defined), and/or any designee of Landlord as an additional insured.

ii.             Insurance companies must be reasonably satisfactory to the Landlord as to an acceptable Standard & Poor’s or A.M. Best rating, with minimum rating of A-VIII.  The insurance companies shall be authorized to issue insurance in the State of New York.

iii.            Tenant shall furnish Landlord with a certificate of the insurance policies required hereunder prior to occupancy of the Demised Premises and upon a minimum of twenty (20) days in

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advance for each renewal or replacement policy.  If the policy contains more than one location, Tenant, upon Landlord’s request, shall provide a binder and certificate of insurance reflecting and confirming that the insurance is provided in accordance with the terms of the insurance provisions hereof and shall also include therewith a copy of all endorsements specifically applicable to the Landlord and the Demised Premises.

iv.            Tenant’s Umbrella Liability shall cover in the same manner as the primary Commercial General Liability policy and shall contain no additional exclusions or limitations than those of said primary policy.

v.             The insurance policies shall provide for a period of thirty (30) days prior written notice to Landlord or its designee, at Landlord’s address, of any cancellation, material change, or non-renewal.

vi.            Tenant will provide evidence of proof of payment of the premium in the form of a receipted invoice from the insurance company or insurance agent or in other form reasonably satisfactory to Landlord within thirty (30) days of effective date of the policy, or Landlord or its agents shall not be responsible for the payment of any premiums for such insurance.

vii.           The minimum limits of insurance coverage required by the insurance provisions of this Lease shall in no way limit or diminish Tenant’s liability.

viii.          Tenant’s failure to provide and keep in full force and effect the aforementioned insurance coverage during the term of the Lease and any extension of thereof shall, if not corrected after notice and a ten (10) day grace period (but in no event after the expiration or cancellation of the insurance coverage in question) be regarded as a material default hereunder, entitling Landlord to exercise any and all of the remedies as provided in this Lease in the event of Tenant’s default.

ix.            The minimum limits of insurance described herein shall be subject to increase at any time, and from time to time, after the second anniversary of the Commencement Date, if Landlord shall deem same necessary for adequate protection, provided that any such higher minimum amounts of insurance are based on such limits as are then customarily carried by tenants occupying similar size space in similar buildings in the area in which the Building is located.  Within thirty (30) days after demand therefore by Landlord, Tenant shall furnish Landlord with evidence of compliance with such demand.

x.             In the event Tenant fails to maintain the aforementioned insurance as provided herein, Landlord may, but is not obligated to procure and maintain same at Tenant’s cost and expense and Tenant shall pay such amounts expended by Landlord on Tenant’s behalf as Additional Rent.

xi.            Tenant acknowledges that Landlord will not carry insurance on Tenant’s furniture and/or furnishings or any fixtures or equipment, improvements or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same.

xii.           Each party shall look first to any insurance in its favor before making any claim against the other for recovery and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant hereby release each other and their respective officers, directors, agents, partners, servants, employees, Landlords, mortgagees and affiliates from any liability in connection with such claim or recovery and waive all right of recovery against the other or anyone claiming through or under the releasing person by way of subrogation for any claim for any loss or damage, including any claim for loss or rents or profits, which loss or damage is of the type required to be

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covered by the parties under this Article regardless of any negligence on the part of the released persons which may have contributed to or caused such loss or damage. This foregoing release and waiver shall be in force only if both releasors’ insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance, and also provided that such a policy can be obtained without additional premiums. Landlord and Tenant agree that their respective insurance policies will include the aforesaid clause so long as the same is obtainable without extra cost or if extra cost be charged, so long as the party for whose benefit the clause is obtained shall pay such extra cost.  If there is an extra cost to obtain such release and waiver, the party whose carrier imposes such cost shall advise the other of the amount of the extra cost and the other party, at its election, may pay the same within ten (10) days of written demand, or decline to pay, in which event the release from liability given to said party by this paragraph shall be deemed to be withdrawn and of no force and effect, and the party obtaining insurance coverage shall be free of any further obligations under the provisions hereof with respect to the waiver of subrogation.

48.          CERTIFICATES:

Tenant and Landlord shall, without charge, any time and from time to time, within fifteen (15) days after request by the other party, certify by written instrument, in the form submitted to such party (with such reasonable changes as the receiving party shall request), duly executed, acknowledged and delivered, to any mortgagee, assignee of any mortgage or purchaser, or any proposed mortgagee, assignee of any mortgage or purchaser, or any other person, firm or corporation specified by the requesting party stating only:

i.              that this Lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modifications);

ii.             whether or not to the signer’s knowledge there are then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of Tenant or Landlord, as applicable, to be performed or complied with (and, if so, specifying the same);

iii.            the dates, if any, to which the rental and other changes hereunder have been paid in advance; and

iv.            any other factual information reasonably required by the party requesting the estoppel certificate regarding the Lease.

49.          MODIFICATION FOR MORTGAGES:

If, in connection with obtaining financing or refinancing for the building of which the Demised Premises form a part, a banking, insurance or other institutional lender shall request reasonable modifications to this Lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not reduce Tenant’s rights under this Lease, or increase the obligations of Tenant hereunder (except, perhaps, to the extent that Tenant may be required to give notices of any defaults by Landlord to such lender and/or permit the curing of such defaults by such lender together with the granting of such additional reasonable time for such curing as may be required for such lender to get possession of the said Building) or adversely affect the leasehold interest hereby created.  In no event shall a requirement that the consent of any such lender be given for any modification, a voluntary termination or surrender of this Lease (as opposed to an express termination right set forth in this Lease by reason of a casualty or condemnation) be deemed to adversely affect the leasehold interest hereby created.

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50.          BROKER:

Landlord and Tenant represent and warrant that they have dealt with no broker except CBRE Inc. and Avison Young—New York, LLC (collectively, the “Broker “) in connection with the execution of this Lease or the showing of the Demised Premises and agrees to hold and save each other harmless from and against any and all liabilities from any claims of any broker (including, without limitation, the cost of attorneys’ fees and disbursements in connection with the defense of any such claims) with whom such indemnifying party dealt except the Broker.  Landlord shall pay the Broker pursuant to a separate agreement.

51.          “AS-IS” CONDITION:

Tenant has examined and inspected the Demised Premises and Tenant agrees to accept said Demised Premises in their “as-is” condition existing on the date hereof and Landlord shall not be obligated to perform any work or furnish any materials in connection therewith, except as otherwise indicated on Landlord’s Work Letter annexed hereto as Exhibit B and made a part hereof, or as otherwise set forth in this Lease.

52.          EXCULPATORY CLAUSE:

If the Landlord or any successor in interest be an individual, joint venture, tenancy in common, co-partnership, limited liability company, unincorporated association, or other unincorporated aggregate of individuals or a corporation (all of which are referred to below, individually and collectively, as a “Landlord Entity”), then, anything elsewhere to the contrary notwithstanding, Tenant shall look solely to the estate and property of such Landlord Entity in the building of which the Demised Premises are a part and the proceeds therefrom (provided, however, that in the case of a sale of Landlord Entity’s interest in the land and Building, Tenant shall have no recourse to the proceeds of such sale where the purchaser has assumed Landlord’s obligations hereunder, and Tenant shall have no recourse to any insurance proceeds or condemnation awards, to the extent such proceeds or awards are applied to the restoration of the Building or Demised Premises or are required to be applied to repayment of any mortgage encumbering the Building or land upon which it is located), for the satisfaction of Tenant’s remedies for the collection, of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of the Lease to be observed and/or performed by Landlord, and no other property or assets of such landlord entity shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies.

53.          AIR CONDITIONING:

A.            Landlord is installing two (2) new water-cooled air-conditioning package units, totaling not less than 100 tons, to service the Demised Premises (collectively, the “New A/C Units”) as part of Landlord’s Work.  Such New A/C Units shall be delivered to Tenant together with a new manufacturer’s warranty covering all parts and labor for a period of one (1) year and covering all major components and labor for a period of at least five (5) years, which warranty shall be assigned to Tenant, and Landlord shall, upon request, assist Tenant in the enforcement of such warranty. Tenant’s use of the New A/C Units shall be in accordance with the reasonable rules and regulations of Landlord as are uniformly applied to other tenants having similar units, and the instructions of the manufacturer of such air conditioning system.  During the term of the Lease, Tenant shall, at its own cost and expense, maintain and repair the New A/C Unit, including, without limitation, those portions of the base Building air-conditioning distribution system located within the Demised Premises, such as ductwork, diffusers and thermostat controls, using a service contractor selected by Tenant and approved by Landlord, which approval shall

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not be unreasonably withheld, conditioned or delayed.  In addition, Tenant shall be responsible for the maintenance, repair and replacement of any supplemental air-conditioning system it installs in the Demised Premises (which supplemental systems shall be installed in accordance with the terms of this Lease.)  Except as set forth in the preceding sentences, Landlord shall maintain in good order and repair those portions of the base Building air-conditioning system serving the Demised Premises to which the New A/C Units are connected, which portions are located outside of the Demised Premises, provided, however, that Tenant shall be liable and be required to repair any damage to such portions of the air conditioning system caused by the negligence or wilful misconduct of Tenant, its officers, agents, servants, employees, licensees, contractors or invitees.

B.            Landlord shall supply condenser water for cooling capacity of up to 100 tons (the “Condenser Water Capacity”) to the Demised Premises, 24 hours a day, seven-days-a-week, 365 days-a-year.  The initial charge for the Condenser Water Capacity is currently $[*****] per ton, per year (the “Condenser Water Charge”).  As of the earlier of (i) the date Tenant substantially completes its Initial Improvements in the Demised Premises, or (ii) the date tenant occupies the Demised Premises for the normal conduct of business (the “Condenser Water Commencement Date”), Tenant shall pay Landlord the sum of $[*****] per annum, payable in equal monthly installments of $[*****] each on the first day of each month during the term of this Lease, for the provision of the Condenser Water Capacity.  This amount will increase as of the Additional Premises Commencement Date to $[*****] per annum, payable in equal monthly installments of $[*****] on the first day of each month.  As of the first anniversary of the Condenser Water Commencement Date, and on each anniversary of such date thereafter during the term, the Condenser Water Charge shall increase cumulatively at the rate of [*****] percent ([*****]%) per annum, so that the Condenser Water Charge for each Lease Year shall be [*****]% of the Condenser Water Charge payable during the previous Lease Year. There shall be no connection fee or tap-in or “drain down” fee with respect to Tenant’s air-conditioning equipment.  All charges pursuant to this Article 53 shall constitute Additional Rent.

C.            Tenant agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of the New A/C Unit.  Landlord, throughout the term of this Lease, shall have access to any and all air conditioning facilities (including mechanical rooms) in the Demised Premises upon reasonable prior notice and at reasonable times (except in the case of an emergency), provided Landlord agrees to exercise reasonable efforts to minimize interruption to Tenant’s business resulting from the exercise of such access rights.

D.            Landlord reserves the right to interrupt, curtail or suspend the services required to be furnished by Landlord under this Article when the necessity therefor arises by reason of accident, emergency, mechanical breakdown or when required by any law, order or regulation of any Federal, State, County or Municipal authority, or for any other cause beyond the reasonable control of Landlord.  Landlord shall use due diligence to complete all required repairs or other necessary work as quickly as possible so that Tenant’s inconvenience resulting therefrom may be for as short a period of time as circumstances will permit, except that nothing shall be construed as to require Landlord to employ labor on an overtime or other premium basis.  Except as expressly set forth in this Lease, no diminution or abatement of Additional Rent or other compensation or claim of constructive eviction shall or will be claimed by Tenant as a result therefrom, nor shall this Lease or any of the obligations of Tenant be affected or reduced by reason of such interruption, curtailment or suspension.

E.            Tenant shall pay, as Additional Rent, the cost of the electric current used in the operation of the New A/C Units and any supplemental air conditioning units which may be installed in any portion of the Demised Premises, which electrical current shall be measured and paid pursuant to the terms of

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Article 38 hereof.  Landlord shall install an “all in one” time clock and meter combination (each, a “Time Clock Meter”) on each of the New A/C Units.  Notwithstanding the foregoing, Tenant shall only be responsible for the electric charges shown on the Time Clock Meters (plus a [*****]% override amount) as having been incurred by the New A/C Units at times other than during Business Hours on Business Days at the electric rates then in effect, and shall not be responsible for paying the electric charges shown on the Time Clock Meters as having been incurred by the New A/C Units during Business Hours on Business Days.

F.             Landlord shall supply up to 7.5 tons of condenser water (the “Supplemental Condenser Water Capacity”) for Tenant’s supplemental air conditioning in the Demised Premises, 24 hours a day, seven-days-a-week, 365 days-a-year.  The initial charge for the Supplemental Condenser Water Capacity is currently $[*****] per ton, per year (the “Supplemental Condenser Water Charge”).  As of the Condenser Water Commencement Date (as defined in Section 53B above), Tenant shall pay Landlord the sum of $[*****] per annum, payable in equal monthly installments of $[*****] on the first day of each month during the term of this Lease, for the provision of the Supplemental Condenser Water Capacity.  This amount will increase as of the Additional Premises Commencement Date to $[*****] per annum, payable in equal monthly installments of $[*****] on the first day of each month. As of the first anniversary of the Condenser Water Commencement Date, and on each anniversary of such date thereafter during the term, the Supplemental Condenser Water Charge shall increase cumulatively at the rate of [*****] percent ([*****]%) per annum, so that the Supplemental Condenser Water Charge for each Lease Year shall be [*****]% of the Supplemental Condenser Water Charge payable during the previous Lease Year.

54.          SUBORDINATION AND ATTORNMENT:

A.            Subject to the other provisions hereof, this Lease, and all the rights of Tenant hereunder, are and shall be subject and subordinate to all Security Instruments (as hereinafter defined) which may now or hereafter affect such leases or the real property of which the Demised Premises are a part and to all renewals, modifications, consolidations, replacements and extensions of such underlying mortgages and leases.  Tenant agrees that if by reason of default on the part of Landlord herein, under any ground or underlying lease or any leasehold mortgage affecting Landlord’s interest (as ground lessee), a ground or underlying lessor or a leasehold mortgagee shall enter into and become possessed of the real property of which the Demised Premises form a part, or any part or parts of such real property either through possession or foreclosure action or proceedings, or through the issuance and delivery of a new lease of the Demised Premises covered by the ground or underlying lease to said leasehold mortgagee, then, if this Lease is in full force and effect at such time, Tenant shall attorn to such lessor or such leasehold mortgagee, as its Landlord; and in such event, such lessor or leasehold mortgagee and their successors in interest shall not (i) be liable to Tenant for any defaults theretofore committed by Landlord and no such default shall give rise to any rights of offset or deduction against the rents payable under this Lease, except for any offset or deduction expressly set forth in this Lease, (ii) be bound by any payment of rent for more than one month in advance, or (iii) be bound by any amendment or modification of this Lease without the express written consent of Lessor or leasehold mortgagee or their successors-in-interest, except to the extent such amendment or modification is pursuant to the express terms of this Lease. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the Building or the land on which it stands.  In confirmation of such subordination, Tenant shall from time to time execute within fifteen (15) days of request therefor, a certificate, which may be in recordable form, that Landlord may reasonably request.

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B.            Landlord agrees that, on or before the Commencement Date, it shall deliver a Subordination, Non-Disturbance and Attornment Agreement substantially in the form annexed hereto as Exhibit F-1 with respect to the Ground Lease identified in Paragraph C(i) below, and a Subordination, Non-Disturbance and Attornment Agreement substantially in the form annexed hereto as Exhibit F-2, with respect to the Mortgage identified in Paragraph C(ii) below.  Landlord shall use commercially reasonable efforts to obtain a subordination, non-disturbance and attornment agreement (“SNDA”) from any future lender or holder of any underlying leasehold interest in the Building or property on which the Building is located (either being referred to as a “Superior Party”), in either case on the form then used by such Superior Party.  In connection with such requests, Landlord shall provide the Superior Party with such information as it may reasonably request in determining whether to issue an SNDA with respect to this Lease.  If the Superior Party refuses to deliver an SNDA, Landlord shall request a written statement setting forth the reason for such refusal, and shall provide Tenant with a copy of any such statement provided.  Landlord shall have no obligation to incur any expense in order to obtain an SNDA beyond making requests and giving notices as required herein, and, if Landlord has complied with the provisions of this paragraph, it shall have no liability if a Superior Party refuses to deliver an SNDA.

C.            Landlord represents and warrants that, as of the date hereof, the Demised Premises are not encumbered by any ground or master leases of the Building (or the underlying real property of which the Demised Premises and Building are a part) or any lien of any mortgages or deeds of trust (collectively “Security Instruments”) other than (i) the indenture of lease by and between Arlen Operating Company, a New York partnership, Philip J. Levin and Janice H. Levin, predecessor-in-interest to Paramount Fee, L.P., collectively, as ground lessor, and Landlord, successor-in-interest to 1499-1501 Broadway Company, a New York partnership, and Levin Properties, a New York partnership, as ground lessee, dated October 28, 1968 and recorded on October 30, 1968 in the New York County office of the Register of the City of New York in Reel 121, at page 1270 (as same as been amended, modified, assigned and/or supplemented; collectively, the “Ground Lease”), and (ii) the Consolidated, Amended and Restated Fee and Leasehold Mortgage Security Agreement dated as of April 18, 2013 by and between Paramount Fee, L.P. and Paramount Leasehold, L.P., collectively, as borrowers, and Cantor Commercial Real Estate Lending, L.P., which mortgage consolidates various fee and leasehold mortgages set forth in exhibits thereto (the “Mortgage”).

55.                               ASSIGNMENT AND SUBLETTING:

A.            Notwithstanding anything to the contrary contained in Article 11 of this Lease, except as expressly provided herein, Tenant may not sublet all or a portion of the Demised Premises or assign the Lease without Landlord’s prior written consent, which consent shall not be unreasonably withheld or delayed, provided:

(1)           there shall not be more than four (4) subtenants (other than Affiliates and Desk Space Users) at any one time;

(2)           a true copy of any proposed sublease (other than to an Affiliate) or assignment shall be submitted to Landlord at least thirty (30) days prior to the execution and delivery thereof;

(3)           the sublease must provide that the same is subject and subordinate to all of the terms and conditions of this Lease;

(4)           the proposed subtenant or assignee is a reputable party of reasonable financial worth considering the responsibilities involved and Tenant shall have provided Landlord with reasonable proof thereof;

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(5)           no subletting or assignment shall relieve Tenant of its obligation or liabilities hereunder, or shall be deemed a consent to a further subletting or assignment;

(6)           Tenant shall not then be in default under any of the terms, covenants, provisions, agreements or conditions of this Lease beyond the expiration of applicable notice or cure periods;

(7)           Provided Landlord then has other comparable space for a comparable term available or reasonably expects such space to become available within the next ninety (90) days, the proposed subtenant or assignee shall not be a then existing Tenant or occupant of the Building of which the Demised Premises are a part nor shall the proposed subtenant or assignee be a person or entity with whom the Landlord is then negotiating to lease space in the Building;

(8)           Tenant shall pay as Additional Rent the reasonable cost of Landlord’s attorney’s fees and disbursements in connection with each such subletting or assignment;

(9)           Any assignee shall execute, acknowledge and deliver to Landlord prior to the effective date of the proposed assignment, an agreement in form and substance satisfactory to Landlord whereby such assignee shall agree to be bound by and perform all of the covenants agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be performed occurring from and after the effective date thereof;

(10)         The Demised Premises shall not, without the Landlord’s prior consent, have been listed or otherwise publicly advertised for subletting at a rental rate less than the prevailing asking rental rate then set by the Landlord for comparable space in the Building, and if no comparable space is then available, at the prevailing rental rate set by the Landlord, but nothing herein shall limit Tenant’s right to negotiate or sign a sublease at a lower rate;

(11)         Any proposed sublease shall provide that in the event of the termination of this Lease, or the re-entry or dispossession of the Tenant by the Landlord under this Lease, such subtenant shall, at the Landlord’s option, attorn to the Landlord as its sublessor pursuant to the then applicable terms of such sublease for the remaining term thereof, except that the Landlord shall not be (i) liable for any previous act or omission of Tenant as sublessor under such sublease, (ii) subject to any offset which theretofore accrued to such subtenant against the Tenant, (iii) bound by any modification of such sublease not consented to in writing by the Landlord or by any prepayment of rent more than one month in advance, (iv) bound to return such subtenant’s security deposit until it has come into its actual possession and the subtenant would be entitled to its return pursuant to the terms of the sublease, and (v) bound by any obligation to make any payment to any subtenant or perform any work in the Premises.

(12)         The proposed assignee or subtenant is not entitled, directly or indirectly, to diplomatic or sovereign immunity, and/or is subject to the service of process in, and the jurisdiction of the courts of New York.

B.            Anything to the contrary hereinbefore contained notwithstanding, should Tenant desire to sublet the whole or any part of the Demised Premises or to assign the Lease pursuant to subparagraph A above, Tenant shall give written notice to Landlord of (1) the action which the Tenant proposes; (2) the principal proposed terms and conditions of the desired assignment or subletting, including without limitation, the rent payable, the proposed commencement and expiration dates of the term of the desired sublease, or the effective date of the desired assignment, (3) the identity of the proposed subtenant or assignee, together with financial information regarding such party, in form reasonably satisfactory to Landlord, and (4) such other information as Landlord shall reasonably request (the “Proposal”).  The

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Proposal shall contain a statement directing Landlord’s attention to the provisions of this Article 56, and shall be given not less than thirty (30) days nor more than sixty (60) days before the effective date of such proposed subletting or assignment.  Landlord shall have the right, exercisable by Landlord’s giving notice to Tenant within thirty (30) days after Landlord’s receipt of the Proposal from Tenant, in the case of either (i) a proposed assignment, or (ii) a proposed sublease of all or substantially all of the Demised Premises for all or substantially all of the remaining term of the Lease, to cancel this Lease. If Landlord elects to cancel the Lease pursuant to this Paragraph B, Tenant shall have the right to withdraw its request to sublet or assign within ten (10) days of receipt of Landlord’s notice of such election, in which case this Lease shall continue uninterrupted.  Any such cancellation of this Lease shall become effective on the effective date of the proposed assignment or subletting, and such cancellation shall have the same force and effect as if said cancellation date were the date originally set forth as the expiration date for the term of the Lease.  If Landlord does not deliver a written notice to Tenant within the time periods set forth herein and such failure to respond continues for more than five (5) Business Days following Landlord’s receipt of a notice from Tenant that Landlord’s failure to respond to Tenant’s request shall result in the proposed assignment or subletting being approved, then Landlord shall be deemed to have consented to the proposed assignment or subletting.  If this Lease is not cancelled pursuant to the terms of this Paragraph, Tenant shall deliver to Landlord promptly after the execution thereof a copy of the fully executed sublease or assignment that was entered into pursuant to the Proposal.  If Tenant does not execute such sublease or assignment within three (3) months after the delivery of Tenant’s Proposal then Tenant must again comply with the provisions of this Article 56B if it wishes to so sublet the Demised Premises or assign this Lease.

C.            (1)           For all purposes of this Lease (i) the issuance of interests in Tenant or any subtenant or any non-individual guarantor (whether stock, partnership interest or otherwise) to any person or party or group of related persons or parties, whether in a single transaction or series of related or unrelated transactions, in such quantities that after such issuance such person, party or group shall have control of Tenant, subtenant or guarantor, shall be deemed an assignment of this Lease or such sublease, as the case may be; (ii) the direct or indirect transfer of more than a fifty (50%) percent beneficial interest of Tenant or any subtenant or guarantor (whether stock, partnership interest or otherwise) by any party or parties-in-interest, whether in a single transaction or series of related or unrelated transactions, shall be deemed an assignment of this Lease, or such sublease, as the case may be; and (iii) an extension of a sublease or a material modification or amendment of a sublease shall be deemed a sublease (in either case except as required to effectuate the terms of such sublease); provided that the provisions of clauses (i) and (ii) shall not apply to (x) the transfer of shares of a corporation that is publicly traded on a national or an over-the-counter exchange, or (y) Tenant taking all actions necessary to go “public”, and same shall not require the consent of Landlord.  In addition, a transfer of stock among the current stockholders of Tenant and their immediate families (i.e., spouses, parents, brothers, sisters, children, grandchildren or any spouse of any such parent, brother, sister, child or grandchild), or a transfer of stock in trust for the benefit of such stockholders or their immediate families, or a transfer of stock by will or devise, shall not constitute an assignment for the purposes of this Lease.

(2)           Anything in Article 11 or this Article to the contrary notwithstanding, Tenant (and any permitted subtenant or assignee) shall have the right without the consent of Landlord, but upon at least twenty (20) days prior written notice to Landlord (which notice must be accompanied by the accountant’s certification, if required pursuant to the following provisions of this Paragraph C(2)), (x) to assign this Lease or sublet the Demised Premises to, or to permit occupancy of any portion of the Demised Premises by, any party that is an Affiliate (as hereinafter defined) but only for long as such party remains an Affiliate, and (y) to assign this Lease to (i) any entity that acquires substantially all of the assets, stock or ownership interests of Tenant, (ii) any entity into which Tenant is merged, and (iii) any entity resulting from a consolidation of Tenant with another entity (an entity described in (i)-(iii) is

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

referred to herein as a “Successor Entity”), provided that, in the case of an assignment to a Successor Entity, (a) such acquisition, merger or consolidation or other transaction, as the case may be, is for a good business purpose and not principally for the purpose of transferring the leasehold estate created by this Lease, (b) immediately after giving effect to any such acquisition, merger, consolidation or other transaction, as the case may be, in the case of a transaction by Tenant the Successor Entity which is or becomes the owner of Tenant’s leasehold estate under this Lease, shall have a net worth, exclusive of good will, as determined in accordance with generally accepted accounting principles (“GAAP”) and represented to Landlord by an independent certified public accountant (and certified to Landlord by an officer of Tenant, by certification in form and substance reasonably satisfactory to Landlord), of no less than $100,000,000, and in the case of a transaction by a subtenant, shall have a net worth exclusive of good will, as determined in accordance with GAAP, and represented to Landlord by a certified public accountant, at least equal to the tangible net worth, similarly determined, of subtenant as of the date of the sublease, or, if lower, as of the date of the transfer; and (c) the assignee shall have executed and delivered to Landlord a duplicate original instrument of assignment and assumption in form and substance reasonably satisfactory to Landlord, duly executed by Tenant and the assignee, pursuant to which the assignee shall assume performance of all of the terms of this Lease, as the same may have been amended, on Tenant’s part to be performed.  The provisions of Article 55E below shall not be applicable to the assignments, transfers and subleases described in this Article 55C(2).  If any subtenant is not in compliance with the provisions of this Article C(2), Tenant shall not be in default under this Lease so long as it is diligently pursuing its remedies against the subtenant.

(3)           The term “Affiliate”, as used herein, shall mean any entity controlled by, under common control with, or which controls Tenant.  For purposes of this Article, “control” shall be deemed to mean ownership, directly or indirectly, of more than fifty (50%) percent of the beneficial equity or ownership interests in Tenant together with the power to direct and control the management and policies of Tenant, whether by contract, voting, securities or otherwise. Upon making a sublease or assignment to any Affiliate, Tenant shall notify Landlord and certify to Landlord the manner in which such Affiliate is related to Tenant.  If, after any interest has been transferred to an Affiliate, such entity no longer qualifies as an Affiliate as defined in this Paragraph, such assignment or sublease shall be deemed a new assignment or subletting to which the provisions of this Article shall apply.

D.            It is expressly understood and agreed that there shall be no other or further subletting or further assignment unless the same are in strict compliance with Article 11 and this Article.

E.            If the Landlord shall give its consent to any assignment of the Lease or to any subletting by Tenant of all or any portion of the Demised Premises (other than to a Successor Entity or Affiliate), Tenant shall in consideration therefor, pay to Landlord, as additional rent:

(1)           in the case of an assignment, an amount equal to fifty (50%) percent of so much of the sums and other consideration paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant’s fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof, as shown on Tenant’s books and records) as shall exceed the sum of (i) reasonable and customary brokerage commissions, advertising costs and attorneys’ fees and disbursements reasonably incurred by Tenant for such assignment, (ii) reimbursement to Landlord for its expenses related to approval of the assignment, and (iii) New York City and New York State real property transfer taxes; and

(2)           in the case of a subletting, (x) fifty (50%) percent of any and all rents, additional charges and other consideration payable to Tenant by the subtenant which is in excess of the annual Fixed

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Rent and additional rent accruing during the term of the sublease in respect of the subleased space pursuant to the terms of the Lease (for this purpose, the annual Fixed Rent and additional rent payable under this Lease in respect of the subleased space shall be determined by multiplying the leasable square foot area of such subleased space by a fraction, the numerator of which is the then annual Fixed and Additional Rent payable pursuant to the Lease in respect of the entire Demised Premises, and the denominator of which shall be the then leasable square foot area of the entire Demised Premises); and (y) fifty (50%) percent of all sums paid for the sale or rental of Tenant’s fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, fifty (50%) percent of the then net unamortized or undepreciated cost thereof as shown on Tenant’s books and records.  The sums payable to Landlord under this Article shall be paid to Landlord as and when paid by the subtenant to Tenant.  Tenant shall be entitled to recoup its documented costs for the following items before it is liable to pay to Landlord its share of profit:  (i) brokerage commissions, advertising costs and attorneys’ fees and disbursements reasonably incurred by Tenant for such subletting, (ii) reimbursement to Landlord of its expenses related to approval of the subletting, (iii) New York City and New York State real property transfer taxes, (iv) commercially reasonable tenant inducements in the form of rental abatements or credits against rents, and (v) construction allowances or the cost of work letters in lieu thereof.

F.             Notwithstanding anything in this Lease to the contrary, without the consent of Landlord, Tenant may from time to time, subject to all of the provisions of this Lease, permit portions of the Premises to be used or occupied under so-called “desk sharing” arrangements by a “Desk Space User”; provided, that (i) any such use or occupancy of desk or office space shall be without the installation of any separate entrance, and the space occupied by the Desk Space User shall not be separately demised, (ii) at any time during the term, the aggregate of the rentable square footage then used by Desk Space Users pursuant to this Section shall not exceed 10% of the rentable area of the then-current Demised Premises then being occupied by Tenant, (iii) each Desk Space User shall use the Premises in accordance with all of the provisions of this Lease, and only for the use expressly permitted pursuant to this Lease, (iv) in no event shall the use of any portion of the Demised Premises by a Desk Space User create or be deemed to create any right, title or interest of such Desk Space User in any portion of the Demised Premises or this Lease, (v) such “desk sharing” arrangement shall terminate automatically upon the termination of this Lease, (vi) such Desk Space User shall not have any signage outside of the Demised Premises, (vii) each Desk Space User shall be engaged in a business or activity which is in keeping with standards of the Building and (viii) such desk sharing arrangement is for a valid business purpose and not to circumvent the provisions of this Article 55. Upon request by Landlord, Tenant shall provide Landlord with a list of any Desk Space Users in the Premises, which notice shall include (1) a description of the nature and character of the business being conducted in the Demised Premises by such Desk Space User, and their relationship to Tenant, and (2) the rentable square feet of the Premises occupied by such Desk Space User, together with a copy of the agreement, if any, relating to the use or occupancy of such portion of the Demised Premises by such Desk Space User. “Desk Space User” means bona fide clients, business partners, joint venture partners and concessionaries of Tenant, accountants engaged by Tenant, government auditors having jurisdiction over Tenant’s business in the Premises for a purpose associated with the business of Tenant, and persons or entities to whom Tenant has outsourced business functions or with which Tenant has an active and meaningful business relationship, including governmental oversight, for so long as such Desk Space User has an on-gong business or oversight relationship with Tenant. No such use or occupancy by any Desk Space User shall operate to give any such persons any right or interest in this Lease or the Demised Premises other than the right to occupy such portion of the Demised Premises during the term, and such use or occupancy shall be subject and subordinate to all of the terms, covenants and condition of this Lease.  Tenant has been advised that an existing tenant, HQ Global Workplaces LLC (“HQ Global”), has an exclusive right to use its premises for Executive Office Suites, consisting principally of the operation of a flexible workplace center consisting primarily of executive suites and shared office workplaces, including the provision of services of the type that HQ Global is

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

customarily providing at such time in the New York metropolitan area to users of its flexible workplace centers.  If HQ Global claims that Tenant’s use of the Demised Premises for desk-sharing arrangements with Desk Space Users violates HQ Global’s exclusive use, Tenant shall immediately discontinue any desk-sharing arrangements then in effect, and shall not thereafter permit any such arrangements for so long as HQ Global’s lease remains in effect.

G.            Notwithstanding anything in this Lease to the contrary, during the first [*****] Lease Years following the Additional Premises Commencement Date, Tenant shall have the right, from time to time, to sublease up to one-third of the rentable area of the then- current Demised Premises, each for a term not exceeding five years (inclusive of any renewal options), without obtaining the prior consent of Landlord and without being subject to Landlord’s right of recapture or profit-sharing.  Such subleases shall otherwise be subject to all of the other terms and conditions of this Lease, including, without limitation, Article 11.

56.                               SAVING PROVISION:

If any provision of this Lease, or its application to any situation shall be invalid or unenforceable to any extent, the remainder of this Lease, or the application thereof to situations other than that as to which it is invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

57.                               LEASE NOT BINDING UNLESS EXECUTED:

Submission by Landlord of the within Lease for execution by Tenant, shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this Lease and duplicate originals thereof shall have been delivered to the respective parties.

58.                               ENTIRE AGREEMENT:

No earlier statement or prior written matter shall have any force or effect.  Tenant agrees that it is not relying on any representations or agreements other than those contained in this Lease.  This agreement shall not be modified or canceled except by writing subscribed by all parties.

59.                               LATE PAYMENT CLAUSE:

It is agreed that the Rent under this Lease is due and payable in accordance with the provisions of Article 37.  In the event that any monthly installment of Rent, or any other payment required to be made by Tenant under this Lease shall not be paid within five (5) Business Days after notice that same was due and not paid, interest shall be paid on such overdue amount at the rate of ten percent (10%) per annum, from its due date until paid, for the purpose of defraying the expenses incurred in handling delinquent payments.

60.                               LANDMARKS DESIGNATION:

Tenant is hereby notified that the Demised Premises are subject to the jurisdiction of the Landmarks Preservation Commission.  In accordance with Sections 25-305, 25-306, 25-309 and 25-310 of the Administrative Code of the City of New York and the rules set forth in Title 63 of the Rules of the City of New York, any demolition, construction, reconstruction, alteration or minor work as described in such sections and such rules may not be commenced within or at the Demised Premises without the prior written approval of the Landmarks Preservation Commission.  Tenant is notified that such demolition,

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

construction, reconstruction, alteration or minor work includes, but is not limited to, (a) work to the exterior of the Demised Premises involving windows, signs, awnings, flagpoles, banners and storefront alterations and (b) interior work to the Demised Premises that (i) requires a permit from the Department of Buildings or (ii) changes, destroys or affects an interior architectural feature of an interior landmark or an exterior architectural feature of an improvement that is a landmark or located on a landmark site or in a historic district.

61.                               REFUSE REMOVAL:

Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash.  Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law.  Each separately sorted category of waste products, garbage and trash shall be placed in separate receptacles reasonably approved by Landlord.  Such separate receptacles may, at Landlord’s option, be removed from the Demised Premises in accordance with a collection schedule prescribed by law.  Landlord reserves the right to refuse to collect or accept from Tenant any waste products, garbage, refuse or trash which is not separated and sorted as required by law and to require Tenant to arrange for such collection, at Tenant’s sole cost and expense utilizing a contractor satisfactory to Landlord.  Tenant shall pay all costs, expenses, fines, penalties or damages which may be imposed on Landlord or Tenant by reason of Tenant’s failure to comply with the provisions of this article, and, at Tenant’s sole cost and expense, shall indemnify, defend and hold Landlord harmless from and against any actions, claims and suits (including, without limitation, legal fees and expenses) arising from such non-compliance, utilizing counsel reasonably satisfactory to Landlord.

62.                               HOLDOVER:

If Tenant holds over in possession after the expiration or sooner termination of the this Lease, such holding over shall not be deemed to extend the term or renew the Lease, but such holding over thereafter shall continue upon the covenants and conditions herein set forth except that the charge for use and occupancy of such holding over for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be the sum of:

A.            [*****] of the highest Fixed Rent rate set forth in Article 37 of this Lease, times [*****] for the first thirty (30) days of such holdover, and times 2.0 thereafter, plus

B.            [*****] of all other items of annual Additional Rent, which annual Additional Rent would have been payable pursuant to this Lease had this Lease not expired, plus

C.            those other items of Additional Rent (not annual Additional Rent) which would have been payable monthly pursuant to this Lease, had this Lease not expired, which total sum Tenant agrees to pay to Landlord promptly upon demand, in full, without set-off or deduction.  Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Landlord to collect damages for Tenant’s failure to vacate the Demised Premises after the expiration or sooner termination of this Lease.  The aforesaid provisions of this Article shall survive the expiration or sooner termination of this Lease.

Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Landlord to collect damages for Tenant’s failure to vacate the Demised Premises after the expiration or sooner termination of this Lease, except that no such damages shall be sought

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

unless Tenant holds over for more than sixty (60) days.  The provisions of this Article shall survive the expiration or sooner termination of this Lease.

63.                               ADDITIONAL RENT:

The term “Additional Rent” (or “additional rent”) shall mean all other sums, other than Fixed Rent payable by Tenant to Landlord, including but not limited to escalations for Real Estate Tax, payments in lieu of operating expenses and charges for electricity.  In the event Tenant defaults in the payment of Additional Rent, Landlord shall have the same rights and remedies for a default in the payment of Fixed Rent.  Landlord’s failure during the Lease term to prepare and deliver any of the tax bills, statements, notices or bills set forth in this Lease or Landlord’s failure to make a demand shall not, except as otherwise set forth in this Lease in any way cause Landlord to forfeit or surrender its rights to collect any of the foregoing items of Additional Rent.  Tenant’s liability for the amounts due under this Lease shall survive the expiration or sooner termination of the Lease term, but in no event for a period of more than three (3) years after the end of the billing period in which such charges occurred and should have been billed.

64.                               EMERGENCY AND SECURITY PROCEDURES:

A.            Tenant shall abide and shall cause its employees, independent contractors, agents, directors, officers, guests and invitees to abide by all rules, regulations and procedures required by Landlord with respect to the Building and the Demised Premises, including, but not limited to, evacuation, fire safety, and security rules and procedures.  Subject to Article 9 of the Lease regarding releases and waivers of subrogation, Tenant hereby agrees to indemnify and hold Landlord and its agents harmless from and against any and all losses arising from a breach of the foregoing provision.  Should Tenant desire to implement its own fire safety or evacuation procedures above and beyond those required by Landlord, Tenant must first obtain Landlord’s prior written consent in each instance and subject to Article 9 of the Lease regarding releases and waivers of subrogation, shall indemnify and hold the Landlord harmless from and against all losses arising from such procedures, unless any such loss is due to Landlord’s sole negligence or wilful misconduct.

B.            Landlord reserves the right to exclude from those portions of the Building outside of the Demised Premises any and all employees of any tenant and any other person who does not present a pass to the Building signed by such tenant, or, at Landlord’s sole election, such other form of identification as Landlord shall require.  Landlord, in it sole discretion, shall have the right (but not the obligation) to limit or restrict access to those portions of the Building outside of the Demised Premises only to employees of tenants who have been issued identification cards approved by Landlord.  Landlord reserves the right (but is not obligated) to require all other persons entering the Building to sign a register, to be announced to the tenant such person is visiting, to be accepted as a visitor by such tenant or be otherwise properly identified (and if not so accepted or identified, reserves the right to exclude such persons from the Building) to require a duly authorized representative of the tenant being visited to accompany such person from the lobby of the Building to such tenant’s premises, and to require persons leaving the Building to sign a register or to surrender a pass or other form of Landlord-approved identification given to such person by the tenant visited.  Each tenant shall be responsible for all persons for which it requests any such pass or identification or any person who such tenant so accepts, and subject to Article 9 of the Lease regarding releases and waivers of subrogation, such tenant shall be liable to Landlord for all negligence and wilful misconduct of such persons.  Any person whose presence in the Building at any time shall, in the reasonable judgment of Landlord, be prejudicial to the safety, character, security, reputation or interest of the Building or the tenants of the Building may be denied access to the Building or may be ejected from the Building.  In the event of invasion, riot, public excitement, enemy or terrorist action or other

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

commotion, Landlord may prevent all access to the Building during the continuance of same by closing the doors or otherwise, for the safety of tenants and the protection of property in the Building.

65.                               LANDLORD’S CONSENT:

If Tenant claims that Landlord’s consent has been unreasonably withheld or delayed, except as expressly set forth herein, Tenant’s sole remedy shall be an action for specific performance, declaratory judgment, or other proceeding, provided Tenant will not seek any such proceeding to recover monetary damages from Landlord.

66.                               FORCE MAJEURE:

“Force Majeure Event” shall mean delay resulting from causes beyond a party’s reasonable control such as, but not limited to, strikes, walkouts or other labor disputes generally affecting either (i) the New York Metropolitan area, or (ii) the Building, where the labor dispute results from a tenant’s violation of its lease and Landlord is diligently pursuing its remedies against such defaulting tenant; acts of God; a general inability to obtain labor, materials or merchandise in the New York Metropolitan area; judicial orders; war; riot or civil commotion; fire or casualty or governmental laws or regulations; provided that with respect to labor disputes and material shortages, only those conditions expressly described above and modified by clauses (i) and (ii) of this Section shall be deemed to be “Force Majeure Events.”  The party obliged to perform shall give notice to the other as soon as reasonably possible after the onset of such delay stating the cause and an estimate of the duration thereof.  If, as a result of a Force Majeure Event, either party shall be delayed or hindered or prevented from the performance of any act required hereunder (other than the making of payments) within the time period set forth herein, the performance of such act shall be excused for the period of delay, unless a provision of this Lease expressly states that a Force Majeure Event is not applicable.  Financial inability to perform shall not constitute a Force Majeure Event.

67.                               OPERATION OF PREMISES:

i.              Tenant, at its sole cost and expense, shall keep all washroom facilities in the Demised Premises in good repair and free from obstruction to the reasonable satisfaction of all governmental authorities having jurisdiction thereof.

ii.             Tenant covenants and agrees that it will not permit any of Tenant’s employees, agents, licensees, invitees or visitors to loiter in the public corridors or areas of the Building or any part thereof, including, but not limited to, the basement thereof.

iii.            Tenant shall have access and the right to use any existing drains, vents, water and sewer and waste lines and facilities and existing chimneys, stacks, flues, signs and sign structures, air-conditioning and exhaust facilities and the like which may, in whole or in part, serve the Demised Premises, provided that such access is legal and does not interfere with or diminish services available to other tenants.  Tenant shall maintain the sprinklers, if any, located in the Demised Premises in good order and repair.

iv.            Tenant shall not (a) use any area outside of the Demised Premises for the sale or display of merchandise or food, for solicitations or demonstrations or for any other business, occupation, undertaking or activity; and (b) permit or suffer the use of any portion of the Demised Premises for any unlawful purpose.

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

v.             Tenant shall not suffer, permit, or commit any waste or any nuisance in the Demised Premises which may unreasonably interfere with any other tenant or occupant in the Building.

vi.            Tenant shall not install or maintain equipment which would transmit noise or vibration to portions of the Building outside of the Demised Premises. If Tenant installs equipment which results in such noise or vibration, and if the Landlord deems it necessary that such noise or vibration be diminished, eliminated, prevented or confined to the Demised Premises, Landlord may, at its election, give written notice to Tenant, requiring that Tenant, within thirty (30) days of such notice, either (i) remove said equipment from the Demised Premises, or (ii)  provide and install rubber, sound baffling or other approved materials to absorb, prevent or decrease the noise or vibration coming from the Demised Premises.  The commercially reasonable judgment of Landlord of the need for such installation shall be conclusive.  If Tenant fails to comply with Landlord’s request within such thirty (30) day period, Landlord may do the work necessary to absorb, prevent or decrease the noise or vibration emanating from the Demised Premises, and Tenant will pay to Landlord the reasonable cost of such work within thirty (30) days after demand, which sum shall constitute Additional Rent under this Lease.

vii.           In connection with its Initial Improvements, Tenant will insulate the walls of any mechanical rooms located in the Demised Premises in accordance with Tenant’s sound attenuation requirements.  Landlord agrees that any equipment installed by Landlord in connection with Landlord’s Work shall not cause excessive noise within the Demised Premises.

68.                               NOTICES:

Any notice which is to be given by either party to the other pursuant to this Lease shall be in writing and shall be given by (i) by hand, against receipt providing evidence of delivery (ii) nationally recognized overnight service providing evidence of delivery, or (iii) registered or certified mail, postage prepaid, return receipt requested, addressed to the parties at the addresses set forth on the first page of this Lease (except that, following the Commencement Date, Tenant’s address, unless Tenant gives notice to the contrary, shall be at the Building.)  Any party (and the managing agent of the Building) may change the address for such notices by notice sent to the other parties in the manner set forth herein. Any notice shall be deemed to have been given on the date when same shall have been delivered, as evidenced by a receipt, or delivery was first refused, in the first two cases (hand delivery or overnight service), and in the case of mail, on the date that is three days after the date of mailing or the date shown on any return receipt as the earliest of the date of delivery, refusal or inability to deliver.  The attorneys for any party shall have the right, but not the obligation, to send notices on behalf of their respective clients.  Notwithstanding the foregoing, all bills may be sent directly to Tenant by hand delivery or regular mail. Notices given by Landlord’s managing agent shall be deemed a valid notice if addressed and sent in accordance with the provisions of this Article.

Copies of all notices (other than bills or statements) shall be sent to the attorneys for the respective parties as follows, or to any other address for which notice has been given, such notice to be given in the same manner set forth above:

If to Tenant:	At the address set forth above to the Attention of Todd Sloan and to the Attention of the General Counsel, with a copy to:
Scott Schneider, Esq.
Loeb & Loeb
345 Park Avenue
New York, NY 10154
If to Landlord:	Paramount Leasehold, L.P.
1501 Broadway, 19th floor

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

New York, New York 10036
Attention: Building Manager
-and-
Paramount Leasehold, L.P.
c/o Levin Management Corporation
893 - 917 Route 22
North Plainfield, New Jersey 07060
Attention: Mr. Matthew Harding
-and-
Paramount Leasehold, L.P.
c/o Karar Associates
515 Madison Avenue
29th Floor
New York, New York 10022
Attention: Mr. Stanley Garber
With a copy to:
Carter Ledyard & Milburn LLP
2 Wall Street
New York, New York 10005
Attention: Barbara Brown, Esq.

69.                               HAZARDOUS MATERIALS:

(a)           Tenant shall not cause or permit (to the extent within the reasonable control of Tenant) any Hazardous Materials to be used, stored, transported, released, handled, produced or installed in, on or from the Demised Premises or the Building.  “Hazardous Materials” shall mean any flammable, explosives, radioactive materials, hazardous wastes, hazardous and toxic substances, asbestos or any material containing asbestos, or any other substance or material which would be defined as a hazardous or toxic substance, contaminant, or pollutant, or otherwise regulated by any Federal, state or local environmental law, rule or regulation, including without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended.  In the event of a violation of the foregoing provisions of this Article, Landlord may, without notice and without regard to any grace period contained in this Lease, take all remedial action deemed necessary by Landlord to correct such condition and Tenant shall reimburse the Landlord for the cost thereof, upon demand, as additional rent.  Nothing contained herein shall prevent Tenant from maintaining customary and normal cleaning supplies and office equipment and supplies, provided such items are used and stored in compliance with the requirements of all applicable laws.

(b)           Notwithstanding the foregoing, Landlord shall remove or remediate Hazardous Materials found in the Demised Premises if such removal or remediation is required by law, except that Landlord shall have no liability to remove or remediate any Hazardous Materials that were brought into the Demised Premises by Tenant, or Tenant’s employees, agents or contractors.  If as a result of Landlord’s remediation work, Tenant is unable to occupy the Demised Premises or complete its Initial Improvements in the Demised Premises, the Free Rent Period shall be extended, or if the Free Rent Period has expired, the Fixed Rent and Additional Rent shall abate, in both cases on a day-for-day basis, for each day that Tenant is unable to occupy the Demised Premises or perform its Initial Improvements therein as a result of such remediation work (and if the Tenant is prevented from occupying or performing its Initial Improvements in only a portion of the Demised Premises, the per diem amount of Free Rent, or the

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abatement of Fixed Rent and Additional Rent, as the case may be, shall be apportioned on an equitable basis).

70.                               CERTIFICATE OF OCCUPANCY:

A.            A true copy of the Temporary Certificate of Occupancy (the “C/O”) of the Building is annexed hereto as Exhibit G.  Landlord shall take all steps necessary to renew the C/O so that the Demised Premises are continuously covered by a current, valid certificate of occupancy. Tenant shall provide Landlord with copies of all permits, sign-offs and approvals issued in connection with Tenant’s performance of its Initial Improvements in the Demised Premises, and shall cure any violations resulting from the performance of its Initial Improvements, as shall be required in order for Landlord to renew the C/O.  Landlord shall not be deemed to be in violation of its obligations under this Article 70 if it is unable to renew the C/O because Tenant is in default in the performance of its obligations under this Lease.  Tenant shall not seek to enforce the obligations set forth in this Article 70 against Landlord if the C/O is not timely renewed, unless Tenant’s use and occupancy of the Demised Premises for the purposes permitted herein is adversely affected or prohibited because the C/O has not been renewed.

B.            Tenant shall not use the Demised Premises for any purpose other than the uses permitted in this Lease.  Tenant shall immediately discontinue any use of the Demised Premises which may be claimed or declared by the City or State of New York or any other governmental agency having authority over the Building to be in violation of or contrary to the Certificate of Occupancy, or by reason of which Landlord shall be required to amend or obtain a new Certificate of Occupancy for the Building.  Landlord shall not amend the Certificate of Occupancy for the Building in any manner which will unreasonably interfere with the use of the Demised Premises for the operation of Tenant’s business as permitted hereby.

71.                               TENANT IMPROVEMENT ALLOWANCE:

A.            Tenant will modify and improve the Demised Premises to prepare them for Tenant’s initial occupancy (the “Initial Improvements”), which Initial Improvements shall be performed in accordance with the terms of this Lease. “Initial Improvements” shall mean and include all labor, supervision, materials, fixtures, special facilities, built-ins, equipment, tools, supplies, taxes, occupancy, permit and related inspections, and other property and services necessary to timely and properly produce all work and completed construction required by or reasonably inferable from the approved plans, and all work, services and materials necessary to produce fully connected, complete, operational and functional systems and finishes in the Demised Premises described in the approved plans, as well as painting and the installation of millwork, carpet, and coverings, plumbing and electrical work and the installation of data, telecommunications and other cabling, wiring and related fixtures, including the installation of fire detection and other devices within the Demised Premises and the connection of those devices to the base Building system with respect to the work described in such approved plans.  Initial Improvements shall not include any of the Landlord’s Work.

B.            Landlord will reimburse Tenant for the cost of the Initial Improvements in (i) the Initial Premises up to a maximum of $[*****] and (ii) in the Additional Premises up to a maximum of $[*****] (collectively, the “Improvement Allowance”) over and above the items included in Landlord’s Work Letter. Tenant will pay the cost of the Initial Improvements in excess of the Improvement Allowance. The Improvement Allowance shall be disbursed in accordance with, and subject to the limitations set forth in subparagraphs (1) through (5) below:

(1)           The costs incurred in constructing the Initial Improvements for which reimbursement may be sought are (i) the “hard” costs of constructing the Initial Improvements, including,

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without limitation, the costs of installation of furniture, fixtures, telephone and other communication equipment, and computer wiring and other cabling, and (ii) the “soft” costs of constructing the Initial Improvements, including, without limitation, the cost of preparing design and construction documents and mechanical and electrical plans, architectural, design and engineering fees, permit and expeditor fees, and other so-called soft costs directly related to construction of the Initial Improvements, wiring and cabling and relocation costs.  Notwithstanding the foregoing, no more than fifteen percent (15%) of the Improvement Allowance allocated to the Initial Premises and the Additional Premises may be applied toward such “soft” costs for the respective Premises.

(2)           The Landlord shall reimburse Tenant from time to time (but not more often than monthly) for payment for work done in connection with the installation and construction of the Initial Improvements, up to an aggregate maximum reimbursement of $[*****] with respect to the Initial Premises and $[*****] with respect to the Additional Premises, within thirty (30) days following receipt of the following:

i.              a request for payment of the Improvement Allowance signed by an officer of Tenant (which may be in the form of AIA Document G702), specifying the work for which reimbursement is being sought, which shall be accompanied by a certificate signed by an officer of Tenant certifying that the payment requested in the invoice has been paid in full;

ii.             copies of invoices, or AIA Documents G702 or G703 from the vendors, supplier, or contractor evidencing the amount for which reimbursement is sought, such invoices, if submitted for reimbursement, to be marked “paid in full” by such vendor, supplier or contractor (or, in lieu thereof,  Landlord shall be furnished other documentation satisfactory to Landlord evidencing payment in full);

iii.            a certificate from Tenant’s architect stating that (x) such portion of the Initial Improvements for which reimbursement is being sought has been completed substantially in accordance with the final plans as approved by Landlord, and (y) that such work has been completed in a good and workmanlike condition; and

iv.            lien waivers from each contractor(s) or subcontractor(s) to the extent of the amount to be paid to such parties, which waivers may contain a condition that the effectiveness of such waivers shall be subject to the payment to the applicable contractor(s) or subcontractor(s) of the amount of the invoice accompanying such waiver. Landlord shall not be obligated to reimburse Tenant for any invoice which is not accompanied by such a waiver.

v.             Notwithstanding the foregoing, Landlord shall retain an amount equal to ten percent (10%) of the Improvement Allowance (which shall be reduced to an aggregate of 5% upon substantial completion of the Initial Improvements) until Tenant has submitted to Landlord final permits and approvals required in connection with the construction of the Initial Improvements by any governmental department or agency having jurisdiction thereof, together with a final, unconditional sign-off from the New York City Department of Buildings for such work.  The provisions of this subsection (v) shall be applied separately to the Initial Premises and the Additional Premises if the Initial Improvements are performed at different times for the Initial Premises and the Additional Premises and final permits, approvals and sign-offs are obtained separately for the Initial Premises and the Additional Premises.

(3)           It is understood and agreed that Landlord shall have no responsibility for the performance of the contractor installing the Initial Improvements (including matters of quality or timeliness), and in the event that for any reason the Initial Improvements are not completed in a timely

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fashion and/or there is any delay in the date on which the Demised Premises are ready for occupancy by Tenant for the purposes of conducting business, this Lease shall nevertheless continue in full force and effect, and Tenant shall have no right, remedy or claim (including any claim for actual, punitive or consequential damages) against Landlord.

(4)           Except as provided in Paragraph (3) above, if the actual cost of the Initial Improvements shall exceed the amount of the Improvement Allowance, the entire amount of the excess cost shall be paid solely by Tenant and Landlord shall be under no obligation to pay such excess.  If the Improvement Allowance exceeds the actual cost of the Initial Improvements, Tenant shall receive a credit for such excess amount against the next installments of Fixed Rent becoming due and payable under the Lease following substantial completion of the Initial Improvements.

(5)           Within ninety (90) days after completion of the Initial Improvements, Tenant shall deliver to Landlord general releases or waivers of lien from all contractors, subcontractors and materialmen (for material shipped directly to the Demised Premises (other than for de minimis invoices of $5,000 or less)) involved in the performance of the Initial Improvements and the materials furnished in connection therewith (unless the same were previously furnished pursuant to paragraph (B)(2)(iv) above), and a certificate from Tenant’s independent licensed architect (which may be form AIA document G704) certifying that, in its opinion, the Initial Improvements have been performed in a good and workmanlike manner and substantially completed in accordance with the final plans, as approved by Landlord.  If the Initial Improvements to the Initial Premises are completed prior to commencement of the Initial Improvements to the Additional Premises, then the provisions of this subsection (5) shall apply separately to the Initial Premises and the Additional Premises.

C.            If the Lease is terminated as a result of a default by Tenant within the twelve (12) month period following of the Rent Commencement Date, Tenant shall reimburse Landlord for the full amount of the Improvement Allowance disbursed by Landlord as of such date, such reimbursement to be made within ten (10) days after demand by Landlord.  In addition, Tenant shall not be entitled to receive any remaining amount of the Improvement Allowance which has not yet been disbursed.  The amounts payable by Tenant under this Paragraph C shall constitute Additional Rent. All requisitions for reimbursement for each portion of the Demised Premises must be submitted to Landlord no later than the second anniversary of the Commencement Date with respect to such portion, and Landlord shall have no obligation to pay any requisitions for reimbursement which were first submitted after such date.

D.            If Landlord fails to timely disburse any portion of the Improvement Allowance that is qualified for disbursement pursuant to Article 71B, Tenant shall be entitled to deliver written notice of Landlord’s failure (the “Payment Notice”) to Landlord, which notice shall contain the following caption in bold face, capitalized type: “NOTICE OF LANDLORD’S FAILURE TO DISBURSE THE IMPROVEMENT ALLOWANCE” and shall set forth in reasonable detail the basis on which Tenant asserts that Landlord has wrongfully failed to disburse such amount. Landlord shall have seven (7) Business Days after receipt of Tenant’s Payment Notice to give Tenant written notice that Landlord disputes Tenant’s claim, which written notice shall set forth in reasonable detail the basis upon which Landlord believes that the amounts described in Tenant’s Payment Notice are not due and payable by Landlord (“Dispute Notice”). Provided that Tenant has performed it obligations under this Article 71 and is not otherwise in default in the performance of its obligations under this Lease beyond the expiration of applicable notice and cure periods, Landlord shall, pending resolution of such dispute, pay to Tenant the portion which is not in dispute.  If Landlord does not deliver a Dispute Notice within such seven Business Day period, or, if Landlord has given a Dispute Notice, but the parties are unable to reach a resolution within five (5) Business Days after Landlord’s delivery of a Dispute Notice, either side may initiate Expedited Arbitration Proceedings in accordance with the provisions of Paragraph E below in order to resolve such dispute.

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E.            Either side may submit the dispute to an Expedited Arbitration Proceeding (as hereinafter defined) only by giving notice thereof to the other party after expiration of the time periods set forth in Paragraph D above.  The term “Expedited Arbitration Proceeding” shall mean a binding arbitration proceeding conducted in the City of New York under the Commercial Arbitration Rules of the American Arbitration Association (or its successor) and administered pursuant to the Expedited Procedures provisions thereof by a single arbitrator selected by Landlord from a list of at least three arbitrators selected by Tenant from a list of “neutral” arbitrators maintained by the American Arbitration Association. The arbitrator shall be a person with at least ten (10) years’ experience in Manhattan in a calling related to the issue to be resolved and shall not have been employed by or had any business dealings with either Landlord or Tenant or any of its or their affiliates, partners, members, shareholders, directors, officers or employees for a period of at least five (5) years.  If the parties cannot agree on an arbitrator within ten (10) days, the arbitrator shall be selected by the American Arbitration Association.  The costs and expenses of arbitration, including the cost of the arbitrator, shall be shared equally by Landlord and Tenant, but each party shall be responsible for its own costs and expenses and the fees and expenses of its own witnesses and counsel.  The arbitrator shall render a decision within twenty (20) days after having been appointed.  In rendering his or her opinion, the arbitrator shall have no power to vary, modify or amend any provision of this Lease.  A determination made by arbitration pursuant to this Article shall be final and binding upon the parties.  If a decision is rendered in favor of Tenant, Tenant shall be entitled to credit that amount against the installment of Rent next becoming due and payable under this Lease.

72.                               SERVICES AND UTILITIES:

A.            It is expressly understood that Landlord shall not supply to the Demised Premises any utilities or building services of any kind, except as otherwise specifically set forth herein.

B.            As used in this Lease, “Business Hours” shall mean 8 a.m. to 6 p.m., and “Business Days” shall mean Monday through Friday, except for those days designated as legal holidays by the Federal or State government or by the unions now or hereafter representing the Landlord’s Building personnel.  Any time other than Business Hours on Business Days shall be referred to as “Non-Business Hours”.

C.            Landlord shall provide hot and cold water to the Demised Premises for ordinary drinking, cleaning, pantry and lavatory purposes.  If Tenant uses or consumes water for any other purposes or in unusual quantities (of which Landlord shall be the sole reasonable judge), Landlord may, at Tenant’s expense, install a water meter or require Tenant to install a water meter to measure Tenant’s consumption of water in the Demised Premises.  Tenant shall maintain such meter in good working order at its own expense and Tenant shall pay for water consumed on such meter as additional rent as and when bills are rendered at [*****]% of Landlord’s cost therefor.

D.            Tenant shall have access to the Demised Premises twenty-four (24) hours a day, seven (7) days a week, fifty-two (52) weeks per year.  Tenant shall require all occupants of the Demised Premises to comply with security requirements in effect in the Building from time to time, including the requirement that tenants present a pass in order to enter the Building.  Tenant shall notify Landlord as to the need for additional or replacement security passes, and shall reimburse Landlord for the cost of providing additional or replacement passes, and any costs incurred in programming such passes so as to be operational. Tenant may, at its own expense, install a security system in the Demised Premises which is compatible with the Building security system, so as to enable Tenant to utilize a single security/access card to access both the Building and the Demised Premises.  Landlord may require that any installation of Tenant’s security system which ties into the Building’s security system be performed by Landlord’s

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designated security contractor for the Building, at Tenant’s expense.  Landlord shall, at all times during the term of the Lease, provide building security, including without limitation, a security guard or other lobby attendant in the lobby of the Building, 24 hours a day, 7 days a week, consistent with other comparable first-class office buildings in the Times Square areas.

E.            Landlord shall clean the Demised Premises on Business Days in accordance with the cleaning specifications annexed hereto as Exhibit H, provided that the same are kept in order by Tenant.  Tenant may, at its own expense, contract for additional cleaning services in addition to those provided for in the annexed cleaning specifications, using a contractor selected by Tenant and reasonably approved by Landlord.  Landlord shall maintain the common areas of the Building and provide Building services in a similar manner to comparable first-class office buildings in the Times Square area.

F.             During the term of this Lease, the Landlord shall provide non-exclusive passenger elevator service to the Demised Premises twenty-four (24) hours a day, three hundred sixty-five (365) days per year, as well as non-exclusive freight elevator service during Business Hours on Business Days. Freight elevator service will be available on a “first-come, first-serve” basis.  Landlord agrees that it shall maintain no less than four (4) passenger elevators for the non-exclusive use of Tenant at all times, subject to Force Majeure Events, emergency stoppages and routine maintenance.  Landlord reserves the right to reconfigure elevator banks in the Building, if any, so long as it provides the agreed upon passenger elevator service set forth in this paragraph.  If the Tenant requires freight elevator service during Non-Business Hours, the Landlord will furnish such overtime freight elevator service at the then prevailing rate charged by the Landlord for the provision of such service in the Building.  Such notice may be written or oral and shall be given prior to 2 p.m. on the day upon which such service is requested or by 2 p.m. of the last preceding Business Day if service is requested on other than a Business Day.  Notwithstanding the foregoing, Landlord will provide free of charge up to eighty (80) hours of overtime freight elevator service during Non-Business Hours in connection with Tenant’s performance of its Initial Improvements and its move into the Demised Premises.

G.            Landlord agrees to provide pest control for the Demised Premises and all common areas of the Building as reasonably needed.  If, however, the need for pest control arises as a result of Tenant’s storage or service of food in the Demised Premises, Tenant shall be responsible, at its cost and expense, for having the Demised Premises exterminated, using an exterminator reasonably approved by Landlord.

H.            Landlord shall provide, at no cost to Tenant, Tenant’s Proportionate Share of shaft and/or conduit space in the Building to run telecommunication lines from a point of entry in the Building to the Demised Premises, which space shall be unobstructed.  At Tenant’s request, Landlord shall take reasonable steps, at no cost or expense to Landlord, to provide access to the Building for a telecommunication service provider selected by Tenant, if such provider is not already providing services to the Building.

I.             If Tenant requires the provision of Building services during Non-Business Hours, it shall make a written request therefor at least twenty-four hours in advance, and, if such service is requested on a weekend or Building holiday, at least one full Business Day before such services are needed. All charges for such overtime services provided by Landlord shall constitute Additional Rent and shall be payable within thirty (30) days after presentation of a bill, and in the event of default of payment therefor beyond expiration of all applicable notice and cure periods hereunder, the Landlord may refuse further overtime service until such default is cured, and the Landlord shall have all remedies available to it for collection herein specified with respect to Rent.  Except as otherwise provided herein, interruption or curtailment of any utility or service shall not constitute a constructive or partial eviction nor entitle Tenant to any compensation or abatement of rent.  In no event shall Tenant in any way interfere with or tie into

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any electrical feeders, risers or other electrical installations within the Building without Landlord’s prior written consent.

J.             Landlord reserves the right to interrupt, curtail or suspend the services, if any, required to be furnished and provided by Landlord pursuant to the provisions of this Lease when the necessity therefor arises by reason of fire, storm, explosion, strike, lockout, or labor dispute generally affecting the New York metropolitan area (or the Building where such labor dispute results from a tenant’s violation of its lease, and Landlord is diligently pursuing its remedies against such defaulting tenant), casualty or accident, general lack or failure of sources of supply of labor, fuel supply, acts of God or the public enemy, riots, interferences by civil or military authorities in compliance with the laws of the United States of America, or with the laws, orders, rules and regulations or any governmental authority or by reason of any other cause beyond Landlord’s control, or for emergency or for inspection, cleaning, repairs, replacements, alterations required to be made in compliance with any applicable laws or regulations of any governmental authority or for reason of public safety.  Landlord agrees to exercise commercially reasonably efforts to restore such services as soon as reasonably possible.  Except as expressly set forth in Paragraph K below, no diminution or abatement of Fixed Rent or Additional Rent or other compensation or claim of construction eviction shall or will be claimed by Tenant as a result therefrom, nor shall this Lease or any of the obligations of Tenant be affected or reduced by reason of such interruption, curtailment or suspension.

K.            Subject to the provisions of Articles 9 and 10 hereof, which shall govern in the event of casualty or condemnation, in the event of (i) any interruption, resulting from any act or omission of Landlord, in the services required to be provided hereunder by Landlord to Tenant, or (ii) Landlord’s failure to make repairs to or maintain the Demised Premises as required in this Lease, in both cases other than a result of delays arising due to a Force Majeure Event or Tenant Delay, which interruption, failure or inability to operate shall continue for a period of seven (7) consecutive calendar days, and if such interruption or failure, as the case may be, materially interferes with Tenant’s permitted use of, or access to, the Demised Premises, Tenant shall be entitled to an equitable abatement of the Fixed Rent and Additional Rent payable hereunder from and after the eighth (8th) day of such interruption.  If such interruption, failure or inability to operate renders the Demised Premises totally untenantable for the conduct of Tenant’s business, Tenant shall be entitled to an abatement of all Base Rent and Additional Rent payable hereunder from and after the eighth (8th) day of such interruption and continuing for the period that the Demised Premises remain untenantable or materially inaccessible, and subject to the provision that Tenant does not, in fact, occupy the Demised Premises or any portion thereof for the regular conduct of its business.  These abatement provisions shall not apply with respect to any interruption, failure or inability to operate unless and until Tenant has given written notice thereof to Landlord.

73.                               ADDITIONAL PREMISES:

A.            A portion of the eighth floor (the “Additional Premises”), as shown as the cross-hatched area on Exhibit A, is currently occupied by a tenant whose lease expires as of June 30, 2015.  Landlord shall deliver vacant possession of the Additional Premises to Tenant with items 1-5, 7-13, 14(i) and 15 on Landlord’s Work Letter annexed as Exhibit B (“Landlord’s Additional Premises Work”) substantially complete.  If Landlord delivers vacant possession of the Additional Premises with Landlord’s Additional Premises Work substantially complete within sixty (60) days of the Commencement Date, the term for the Additional Premises shall commence as of the date of such delivery (the “Additional Premises Commencement Date”).  If the Additional Premises Commencement Date has not occurred within sixty (60) days after the Commencement Date, the Additional Premises Commencement Date shall be the later of (x) August 1, 2015, or (y) the date Landlord delivers vacant possession of the Additional Premises to

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Tenant with Landlord’s Additional Premises Work substantially complete.  Effective as of the Additional Premises Commencement Date (i) the Additional Premises shall be added to the Demised Premises leased hereunder for a term expiring as of the Expiration Date set forth herein, (ii) Tenant shall pay Fixed Rent for the Additional Premises at the applicable Fixed Rent rate then in effect under Article 37 as of the Additional Premises Commencement Date, and Additional Rent, as set forth in Articles 39 and 40, and (iii) Tenant’s Proportionate Share, (as defined in the Preamble to this Rider), and Tenant’s Tax Payment as defined in Article 39, shall be increased as set forth therein.  Landlord shall use reasonable efforts to cause the Additional Premises Commencement Date to occur by [*****].

B.            Notwithstanding the foregoing, provided no Event of Default shall have occurred and be continuing, Tenant shall not be required to pay Fixed Rent for the Additional Premises from the Additional Premises Commencement Date and continuing for [*****] calendar months of the term of the Lease (the “Additional Premises Free Rent Period”); the day immediately following the expiration of the Free Rent Period is referred to herein as the “Additional Premises Rent Commencement Date”); provided, however, that during such abatement period, Tenant shall pay all other amounts due under this Lease, including, but not limited to, any charges for utility services and electric current supplied to the Additional Premises from the Additional Premises Commencement Date. In addition, escalations based on increases in Taxes and payments in lieu of operating expenses shall be payable in accordance with the provisions of Articles 39 and 40, respectively.  Upon the occurrence and during the continuance of an Event of Default beyond the expiration of applicable cure periods, the abatement of Fixed Rent provided for in this Paragraph B shall be tolled and the Fixed Rent at the rates set forth in this Lease shall be payable during the period in which Tenant would otherwise be entitled to the use of the Additional Premises free of Fixed Rent until the date such Event of Default has been cured, at which point the unused portion of such abatement of Fixed Rent shall be reinstated.  Any such Rent payment shall be paid within thirty (30) days after demand therefor and shall constitute Additional Rent under this Lease.  If the Additional Premises Commencement Date has not occurred on or before [*****], which date shall be extended on a day-for-day basis for any period of a Force Majeure Event or Tenant Delay, then for each such day that the Additional Premises Commencement Date (as so extended by the occurrence of a Force Majeure Event or Tenant Delay) has not occurred, the Free Rent Period shall be extended on a day-for-day basis for the first thirty (30) days of such delay, and thereafter by two (2) days for each day of such delay.

74.                               RIGHT OF FIRST OFFER:

A.            Provided that Tenant is not then in monetary default in the performance of its obligations under this Lease beyond the expiration of applicable notice and cure periods, and no non-monetary default for which Landlord has sent a notice of default to Tenant is outstanding beyond the expiration of applicable notice and cure periods, as of the date of the delivery of any notices contemplated by this Article, and as of the date the Expansion Space is to be added to this Lease, if any space which is contiguous to the Demised Premises then being leased by Tenant under this Lease, and is at least [*****] rentable square feet in size, becomes available or is scheduled to become available for lease during the term of this Lease (including any Renewal Term, as hereinafter defined) (the “Expansion Space”), Landlord shall give Tenant notice of the availability of the Expansion Space (the “Landlord’s Notice”), but in no event shall Landlord provide Landlord’s notice of the availability of any Expansion Space more than twelve (12) months prior to the date that such Expansion Space is scheduled to become available.  Tenant’s right to lease any Expansion Space is subject to (i) renewal rights of existing tenants of such spaces, (ii) Landlord’s decision to renew leases with tenants now or hereafter leasing any such spaces, whether pursuant to a right set forth in their lease or otherwise, on any terms acceptable to Landlord, in its sole discretion, and (iii) existing rights as of the date of this Lease of any other tenants in the Building not now in occupancy of any Expansion Space to lease such Expansion Space.  Landlord’s Notice shall show

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the size and configuration of the Expansion Space, and the date when Landlord reasonably expects that it will be able to deliver possession of the Expansion Space to Tenant together with Landlord’s Determination of the Expansion Rent for such Expansion Space (“Landlord’s Determination”).  Notwithstanding the foregoing, so long as a portion of the ninth floor in the building is leased to GVIA America LLC (or any affiliated or successor entities permitted under such lease), Expansion Space shall not include any portion of the remainder of the ninth floor.  Tenant shall give Landlord written notice (the “Expansion Notice”) within thirty (30) days of receipt of Landlord’s Notice as to whether it elects to lease the Expansion Space. If the Expansion Space being offered exceeds [*****] rentable square feet in size, Tenant may elect to lease a portion of the Expansion Space consisting of no less than [*****] rentable square feet, provided that Tenant proposes to divide the Expansion Space in a commercially reasonable manner, and the remaining portion of the Expansion Space can be leased in a commercially reasonable manner.  The Expansion Space shall be leased by Tenant at [*****]% of fair market rental value, determined in accordance with the provisions of Paragraph B below, for a term expiring as of the Expiration Date.  If Tenant fails to timely deliver an Expansion Notice to Landlord, TIME BEING OF THE ESSENCE with respect to Tenant’s delivery of such notice, Tenant shall be deemed to have elected not to lease the Expansion Space, and Landlord may lease such space to any third party on such terms as Landlord, in its sole discretion, deems acceptable, including renewal options.  If any such Expansion Space thereafter becomes available for lease during the term of this Lease, Landlord shall again be obligated to comply with the provisions of this Article.  Tenant may only elect to exercise its right of first offer with respect to any Expansion Space during the last two years of the initial term of this Lease, if it simultaneously exercises its renewal option in accordance with the provisions of Article 75.

B.            The annual Fixed Rent payable for any Expansion Space shall be [*****]% of the fair market rental value for such Expansion Space as of the commencement of the term of the lease for the Expansion Space (the “Expansion Rent”).  As used herein, the term “Expansion Rent” shall mean the arms-length annual rental rate per rentable square foot under new leases for comparable space in comparable buildings in the New York City, Times Square submarket, taking into account all relevant factors, including, without limitation, rent abatements, construction costs and other concessions and the manner, if any, in which the landlord under such leases is reimbursed for operating expenses and taxes.  If the parties are unable to agree on the Expansion Rent for a period of sixty (60) days following Landlord’s giving the Tenant notice of Landlord’s Determination of the Expansion Rent, each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least ten years’ continuous full time commercial rental appraisal or leasing experience in the New York City rental market to appraise and set forth the Expansion Rent for the Expansion Space.  If a party does not appoint an appraiser within twenty (20) Business Days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall determine the Expansion Rent.  If the two appraisers are appointed as stated in this Paragraph, they shall meet promptly and shall be instructed to set the Expansion Rent within thirty (30) days after the second appraiser has been appointed, and if their two appraisals are within five (5%) percent of each other, the Expansion Rent shall be the average of the two appraisals.  If the two appraisals are not within five percent (5%) of each other, the appraisers shall attempt to agree upon a third appraiser meeting the qualifications stated in this paragraph within five (5) days after the last day the two appraisers are given to set the Expansion Rent.  If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving five (5) days’ notice to the other party, can file a petition with the American Arbitration Association, solely for the purpose of selecting a third appraiser who meets the qualifications stated in this Paragraph.  Each party shall bear half the cost of the American Arbitration Association appointing the third appraiser and of paying the third appraiser’s fee.  None of the appraisers appointed pursuant to this Article shall have represented either party in any capacity within the five year period preceding such appointment.

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

C.            Within ten (10) Business Days after the selection of the third appraiser, Landlord’s and Tenant’s appraiser shall each submit to the third appraiser its estimate of the Expansion Rent, together with such reports, information on comparable rentals and other information as they deem relevant.  The third appraiser shall conduct such hearings and investigations as he or she may deem appropriate, providing each party an opportunity to explain its determination of Expansion Rent, and within thirty days after the submission by the two appraisers, shall choose the estimate of the Expansion Rent submitted by either the appraiser for the Landlord or the Tenant that is closest to the third appraiser’s determination, and that choice by the third appraiser shall be binding upon Landlord and Tenant.  The third appraiser may not select any other rental value for the Demised Premises other than either of the two appraisers estimates.  The determination of the two appraisers, or the third appraiser, as the case may be, shall be in writing and shall be binding upon Landlord and Tenant.  The appraisers shall not have the power to add to, modify or change any of the provisions of this Lease.

D.            Unless otherwise agreed to by Landlord and Tenant, the Expansion Space shall be added to this Lease, and shall constitute part of the Demised Premises, as of the date Landlord delivers vacant possession of the Expansion Space to Tenant, free and clear of the rights of the prior tenant, on the terms and conditions set forth in this Lease, except that (i) Fixed Rent shall be determined in accordance with the provisions of this Article, (ii) Tenant shall accept the Expansion Space in its “as is” condition and Landlord shall not be obligated to perform any work therein or pay any Improvement Allowance with respect to such space.

E.            In the event that by the commencement of the term for the Expansion Space, there has been no agreement between Landlord and Tenant and no determination of Expansion Rent, then until such agreement or determination has been made, Tenant shall pay Fixed Rent for the Expansion Space equal to Landlord’s Determination of the Expansion Rent.  Within thirty (30) days following the determination of the Expansion Rent, Tenant shall pay any amount owing to Landlord for such period, or Landlord shall, at Tenant’s option, refund or credit any excess amount paid by Tenant against the installments of Fixed Rent or Additional Rent next becoming due hereunder.

F.             The parties shall promptly execute an amendment to this Lease to evidence the addition of the Expansion Space on the terms set forth herein.

75.                               RENEWAL OPTION:

A.            Provided that, as of the date Tenant delivers a Renewal Notice, and as of the commencement date of any Renewal Term, (i) Tenant is not in monetary default in the performance of its obligations under this Lease beyond the expiration of applicable notice and cure periods, and no non-monetary default for which Landlord has sent a notice of default to Tenant is outstanding beyond the expiration of applicable notice and cure periods, and (ii) Tenant has not sublet more than 25% of the Demised Premises, (other than to Affiliates and Desk Space Users), Tenant shall have the right to renew the term of this Lease for all of the Demised Premises for one additional renewal term of five (5) years (the “Renewal Term”), which Renewal Term shall commence on the day immediately following the Expiration Date and expire on the day immediately preceding the fifth anniversary of the commencement of the Renewal Term.  Tenant shall give Landlord written notice of Tenant’s election to renew the Lease for the Renewal Term as of the earlier of (i) a date no later than twelve (12) months prior to the Expiration Date or (b) the date Tenant exercises its right of first offer during the last two years of the initial term in accordance with the provisions of Article 74 (the “Renewal Notice”), TIME BEING OF THE ESSENCE with respect to giving the Renewal Notice.  The Renewal Term shall be on all of the terms, covenants and conditions contained in this Lease, except that (a) the Rent and Additional Rent shall be determined as set forth in this Article, (b) Landlord shall have no obligation to perform any work

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

in the Demised Premises, and (c) Tenant shall have no right to extend the term of the Lease beyond the Renewal Term.  The expiration or sooner termination of this Lease shall terminate all rights of renewal hereunder.  If Tenant fails to timely deliver a Renewal Notice, Tenant shall be deemed to have elected not to extend the term of this Lease.

B.            If Tenant shall exercise its option to extend the Lease for the Renewal Term, then, commencing as of the first day of the Renewal Term, the annual Fixed Rent payable hereunder shall be the greater of (i) [*****]% of the Fixed Rent in effect as of the last day of the initial term of this Lease (the “Escalated Rent”), or (ii) [*****]% of the fair market rental value of the Demised Premises as of the date of Tenant’s delivery of the Renewal Notice (the “FMRV Rent”).  As used herein, the term “FMRV Rent” shall mean the arms-length annual rental rate per rentable square foot under new leases for comparable space in comparable buildings in the New York City, Times Square submarket, taking into account all relevant factors, including, without limitation, rent abatements, construction costs and other concessions and the manner, if any, in which the landlord under such leases is reimbursed for operating expenses and taxes and the Base Year (and that Tenant shall continue to pay one percent [*****]% of Fixed Rent in lieu of operating expenses).  The initial determination of the FMRV Rent shall be made by Landlord.  If Landlord determines that the Escalated Rent exceeds the FMRV Rent, the Rent for the Renewal Term in question shall be the Escalated Rent.  If Landlord determines that the FMRV Rent is greater than the Escalated Rent, Landlord shall give Tenant notice of the FMRV Rent at least seven (7) months prior to the Expiration Date.  If the parties are unable to agree on the FMRV Rent for a period of sixty (60) days following Landlord’s delivery to Tenant of its determination of the FMRV Rent, each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least ten years of continuous full time commercial rental appraisal or leasing experience in the New York City rental market to appraise and set forth the FMRV Rent of the Demised Premises.  If a party does not appoint an appraiser within twenty (20) Business Days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall determine the FMRV Rent.  If the two appraisers are appointed as stated in this Paragraph, they shall meet promptly and shall be instructed to set the FMRV Rent within thirty (30) days after the second appraiser has been appointed, and if their two appraisals are within five (5%) percent of each other, the FMRV Rent shall be the average of the two appraisals.  If the two appraisals are not within five percent (5%) of each other, the appraisers shall attempt to agree upon third appraiser meeting the qualifications stated in this paragraph within five (5) days after the last day the two appraisers are given to set the FMRV Rent.  If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving five (5) days’ notice to the other party, can file a petition with the American Arbitration Association, solely for the purpose of selecting a third appraiser who meets the qualifications stated in this Paragraph.  Each party shall bear half the cost of the American Arbitration Association appointing the third appraiser and of paying the third appraiser’s fee.  None of the appraisers appointed pursuant to this Article shall have represented either party in any capacity within the five year period preceding such appointment.

C.            Within ten (10) Business Days after the selection of the third appraiser, Landlord’s and Tenant’s appraiser shall each submit to the third appraiser its estimate of the FMRV Rent, together with such reports, information on comparable rentals and other information as they deem relevant.  The third appraiser shall conduct such hearings and investigations as he or she may deem appropriate, providing each party an opportunity to explain its determination of FMRV Rent, and within thirty days after the submission by the two appraisers, shall choose the estimate of the FMRV Rent submitted by either the appraiser for the Landlord or the Tenant that is closest to the third appraiser’s determination, and that choice by the third appraiser shall be binding upon Landlord and Tenant.  The third appraiser may not select any other rental value for the Demised Premises other than either of the two appraisers’ estimates.  The determination of the two appraisers, or the third appraiser, as the case may be, shall be in writing and

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

shall be binding upon Landlord and Tenant.  The appraisers shall not have the power to add to, modify or change any of the provisions of this Lease.

D.            In addition to the Fixed Rent payable during the Renewal Term, Tenant shall also, commencing as of the commencement of the Renewal Term, continue to pay to the Landlord all additional rent payable pursuant to Articles 39 and 40, except that the “Base Year” set out in Article 39 shall remain unchanged.

E.            In the event that by the commencement of the Renewal Term, there has been no agreement between Landlord and Tenant and no determination of FMRV Rent, then until such agreement or determination has been made, Tenant shall pay Fixed Rent for the Renewal Term Space equal to Landlord’s determination of the FMRV Rent.  Within thirty (30) days following the determination of the FMRV Rent, Tenant shall pay any amount owing to Landlord for such period, or Landlord shall, at Tenant’s option, refund or credit any excess amount paid by Tenant against the installments of Fixed Rent or Additional Rent next becoming due hereunder.

F.             The parties shall promptly execute an amendment to this Lease to evidence the Fixed Rent payable during the Renewal Term.

76.                               LOBBY RENOVATION:

A.            Landlord is currently formulating plans to construct a new Building lobby on the 43rd Street side of the Building (the “New Lobby”).  Notwithstanding the provisions of Articles 37B and 73, if the New Lobby has not been substantially completed by December 31, 2019, which date shall be extended on a day-for-day basis for any period of a Force Majeure Event, then until the New Lobby has been substantially completed, the Fixed Rent then payable shall be reduced with respect to (i) the Initial Premises, by the sum of $[*****] per annum ($[*****] per month), and (ii) the Additional Premises, by the sum of $[*****] per annum ($[*****] per month.)  Upon substantial completion of the New Lobby, Fixed Rent shall revert to the rates set forth in Articles 37B and 73, respectively. For purposes of this Article 76, the definition of “Force Majeure Event” shall include those circumstances where Landlord has been unable to obtain possession of any portion of the Building needed in order to construct the New Lobby, whether due to casualty, the holding over of any tenant or occupant of such space, or any other reason beyond Landlord’s reasonable control, provided, however, that if any tenant whose space is needed in order to construct the New Lobby holds over beyond the expiration or earlier termination of the term of its lease, Landlord shall institute legal proceedings in order to regain possession of such space.

B.            If the New Lobby has not been substantially completed by the commencement of the Renewal Term, in calculating Fixed Rent for the Renewal Term, “Escalated Rent” (as referred to in Article 75B) shall be calculated without giving effect to the rent reductions set forth in Paragraph 76A above, so that the Escalated Rent shall be determined using the Fixed Rent set forth in Article 37, with respect to the Initial Premises, and Article 73, with respect to the Additional Premises.

77.                               REPRESENTATIONS:

Landlord and Tenant each represents and warrants to the other that (i) it is duly organized and in good standing under the laws of the state of its formation, and, if applicable, is duly qualified and authorized to conduct business in the State of New York, (ii) it has taken all corporate or partnership action, as the case may be, required by law and by its governing documents to authorize the execution and delivery of this Lease, and (iii) the person executing this Lease on behalf of such party has been duly authorized to do so.

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

78.                               EXECUTIVE ORDER COMPLIANCE:

A.            Tenant represents, warrants and covenants that neither Tenant or any person or entity owning an interest in Tenant, or any Affiliates of Tenant (collectively, “Related Parties”) currently are, or at any time during the term of the Lease will be, in violation of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act) Act of 2001, Executive Order 13224 (the “Executive Order”), or any other law, statute, regulation, or Executive Order of the President of the United States relating to terrorism or money laundering (collectively, the “Terrorism Laws”).

B.            Tenant represents, warrants and covenants that neither Tenant nor any Related Parties currently are, or at any time during the term will be (i) listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and/or any similar list maintained by OFAC, as such list may be updated from time to time, (ii) a person or entity with whom Landlord is prohibited from leasing to or otherwise doing business with pursuant to any Terrorism Laws or any other trade embargo, executive sanction or other provision of any law, statute, regulation or Executive Order of the President of the United States; (iii) listed in the Annex to the Executive Order or be otherwise subject to the provisions of the Executive Order; or (iv) owned by directly or indirectly or have any funds or assets which are owned directly or indirectly by any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §1701 et seq., and the Trading with the Enemy Act, 50 U.S.C. App. 1 et seq.

C.            Tenant shall, upon ten (10) days written request, provide Landlord with a certification or such other information as Landlord may reasonably request to evidence Tenant’s compliance with the provisions of this Article.  Tenant acknowledges that Tenant’s failure to comply with the provisions of this Article shall be deemed a material default under this Lease.  Tenant shall not permit any or all of the Demised Premises to be used by a person or entity which would be prohibited from leasing the Demised Premises pursuant to the provisions of this Article.

IN WITNESS WHEREOF, the parties have signed this Lease as of the date set forth above.

LANDLORD:

PARAMOUNT LEASEHOLD, L.P.
By:	Paramount Leasehold Management Corp.
By:	/s/ Stanley Garber
	Name:	Stanley Garber
	Title:	Vice President

TENANT:

TREMOR VIDEO, INC.
By:	/s/ Todd Sloan
	Name:	Todd Sloan
	Title:	CFO

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

DEMISED PREMISES

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

LANDLORD’S WORK

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-1

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

FIXED RENT FOR INITIAL PREMISES
WITH OPERATING EXPENSE ESCALATION*

Months	Annual Fixed Rent**		Monthly Fixed Rent
1-24	$	[*****]	$	[*****]
25-36	$	[*****]	$	[*****]
37-48	$	[*****]	$	[*****]
49-60	$	[*****]	$	[*****]
61-72	$	[*****]	$	[*****]
73-84	$	[*****]	$	[*****]
85-96	$	[*****]	$	[*****]
97-108	$	[*****]	$	[*****]
109-120	$	[*****]	$	[*****]

* Subject to adjustment as per Article 38.

** Subject to increase upon the Additional Premises Commencement Date at the same per square foot rental rate then in effect for the Initial Premises.

Note that these numbers do not include escalations on account of increases in Real Estate Taxes.

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

BUILDING ALTERATION RULES AND REGULATIONS

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E
LETTER OF CREDIT

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT F-1
FORM OF FEE OWNER SUBORDINATION,
NON-DISTURBANCE AND ATTORNMENT AGREEMENT

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT F-2

FORM OF LENDER SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT G
CERTIFICATE OF OCCUPANCY

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT H
CLEANING SPECIFICATIONS

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FIRST AMENDMENT OF LEASE dated as of December 15, 2014 by and between PARAMOUNT LEASEHOLD L.P., a New York limited partnership, having its office at 1501 Broadway, 19th Floor, New York, New York 10036 (“Landlord”), and TREMOR VIDEO, INC., a Delaware corporation having its office at 53 West 23rd Street, New York, New York 10010 (“Tenant”).

WHEREAS, the parties entered into a Lease dated as of October 27, 2014 (the “Lease”) for the entire eighth floor in the building known as 1501 Broadway, New York, New York; and

WHEREAS, the parties wish to amend the Lease with respect to the date by which certain items of Landlord’s Commencement Work must be completed before the Free Rent Period is extended.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration and of the mutual agreements hereinafter set forth, it is hereby mutually agreed as follows:

1. Defined terms.  Capitalized terms used herein shall have the same meaning ascribed to them in the Lease, except as may be set forth herein.

2. Article 37.  Article 37(E) of the Lease is amended by deleting the last sentence and substituting the following in place thereof:

“If Landlord does not substantially complete items 1-7, 9-13 and 15 of Landlord’s Commencement Work on or before [*****], which date shall be extended on a day-for-day basis for any period of a Force Majeure Event (as defined in Article 66) or Tenant Delay, then for each such day that the Commencement Date (as so extended by the occurrence of a Force Majeure Event or Tenant Delay) has not occurred, the Free Rent Period shall be extended on a day-for-day basis for the first thirty (30) days of such delay, and thereafter by two (2) days for each day of such delay.  The items of Landlord’s Commencement Work listed in the preceding sentence shall include the work noted in the plan prepared by Spector Group Architects with accompanying photographs, which are attached hereto as Exhibit A.”

3. Tenant’s Inspection.  Tenant will have the right to inspect the performance of Landlord’s Commencement Work on a weekly basis prior to the occurrence of the Commencement Date, and the parties shall reasonably cooperate in arranging such inspections so that Tenant is kept apprised of the progress of such work.

4. Signatures.  Copies of this signed Amendment sent by electronic means shall have the same effect as original signatures.  This Amendment may be signed in counterparts which, when taken together, shall constitute a single agreement.

5. Lease Ratified.  Except as specifically amended by this First Amendment, all of the terms, conditions and provisions of the Lease are hereby ratified and confirmed and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have signed this First Amendment as of the date set forth above.

LANDLORD:

PARAMOUNT LEASEHOLD, L.P.
By: Paramount Leasehold Management Corp.

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

By:	/s/ Stanley Garber
Name:	Stanley Garber
Title:	Vice President

TENANT:

TREMOR VIDEO, INC.

By:	/s/ Todd Sloan
Name:	Todd Sloan
Title:	CFO

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A

[*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.